UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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☒    Definitive Proxy Statement

☐    Definitive Additional Materials

☐    Soliciting Material Pursuant to §240.14a-12

                                    L & L ENERGY, INC.

(Name of Registrant as Specified in its Charter)

___________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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_____________________________________________________________________________________________

L & L ENERGY, INC.

130 ANDOVER PARK EAST, SUITE 200
SEATTLE, WASHINGTON 98188

___________________________________________

NOTICE OF ANNUAL MEETING
AND PROXY STATEMENT

___________________________________________

September 9, 2010
At 2:30 PM

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Meeting”) of L & L Energy, Inc., which will be held on Thursday, September 9, 2010, at 2:30 PM Pacific Time at the Company’s office located at 130 Andover Park East, Suite 200, Seattle, Washington 98188.

At the Annual Meeting, you will be asked to elect seven directors to serve until the 2011 Annual Meeting of Stockholders and to ratify the appointment of Kabani & Co., Inc. as our independent registered public accounting firm among other items.

Whether or not you plan to attend the Meeting, it is important that your shares be represented and voted at the Meeting. Therefore, I urge you to vote your shares as soon as possible. Accordingly, please read the attached proxy material and mark, date, sign and return the enclosed proxy card at your earliest convenience, or you may also vote by Internet or phone. If you attend the Meeting, you may revoke your proxy by requesting the right to vote in person.

I look forward to meeting those of you who will be able to attend the Meeting, and I appreciate your continued support of our Company.

Sincerely,

/s/ Dickson V. Lee

Dickson V. Lee, Chairman & Chief Executive Officer

Seattle, Washington

August 12, 2010

L & L Energy, Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 9, 2010

To our Stockholders:

The Annual Meeting of Stockholders (the “Annual Meeting”) of L & L Energy, Inc (the “Company”) will be held on Thursday, September 9, 2010, at 2:30 PM Pacific Time, at the Company’s office located at 130 Andover Park East, Suite 200, Seattle, WA 98188, to consider the following proposals:

1.    To elect seven directors to the Company’s Board of Directors to serve beginning September 9, 2010 for the ensuing year or until their successors are duly elected and qualified or until their earlier resignation or removal (Proposal No. 1);

2.    To approve the 2010 Stock Incentive Plan (Proposal No. 2);

3.    To ratify the appointment of Kabani & Co as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2011 (Proposal No. 3); and

4.    To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY STOCKHOLDER VOTES AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote “FOR” proposals 2 and 3. The Company intends to mail the Proxy Statement, other documents and proxy enclosed with this notice on or about August 12, 2010 to all stockholders entitled to vote at the Annual Meeting. If you were a stockholder of record of the Company’s common stock on July 30, 2010, the record date for the Annual Meeting, you are entitled to vote at the meeting and any postponements or adjournments of the meeting. Stockholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented. If you do attend the meeting and wish to vote your shares personally, you may revoke your proxy at the meeting.

We thank you for your cooperation in returning your proxy card as promptly as possible.

By Order of the Board of Directors,

/s/ Dickson V. Lee

Dickson V. Lee, Chairman & Chief Executive Officer
Seattle, Washington
August 12, 2010

L & L Energy, Inc.
130 ANDOVER PARK EAST, SUITE 200
SEATTLE, WASHINGTON 98188

_________________________________

PROXY STATEMENT

______________________________

2010 Annual Meeting of Stockholders
To Be Held On September 9, 2010

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of L & L Energy, Inc. (the “Company”) to be voted at the Annual Meeting of Stockholders which will be held on Thursday, September 9, 2010, at 2:30 PM Pacific time at the Company’s office located at 130 Andover Park East, Suite 200, Seattle, Washington 98188, and at any postponements or adjournments thereof.

General Info about Voting

Q: Who is soliciting my vote?

A: The Board of Directors of the Company is soliciting your vote as an L&L shareholder in connection with the upcoming 2010 Annual Meeting of Stockholders.

Q: Where can a copy of the Annual Report be obtained?

A: The Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2010, as filed with the Securities and Exchange Commission (the “SEC”), excluding exhibits, is being made available to stockholders on the Company’s website at www.llenergyinc.com. The Company will furnish the Annual Report free of charge to any stockholder upon written request to the Company at 130 Andover Park East Suite 200, Seattle, WA 98188.

Q: What is the purpose of the Annual Meeting?

A: At the Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this Proxy Statement, including the election of directors, the approval of the 2010 Stock Incentive Plan and the ratification of the Company’s independent registered public accounting firm, Kabani & Co., Inc., for the fiscal year ending April 30, 2011. In addition, management will report on the performance of the Company for the year ended April 30, 2010, report on the Company’s bonus and compensation plans, and respond to questions from stockholders.

Q: Who is entitled to vote at the meeting?

A: Stockholders of record of L & L Energy, Inc. at the close of business on July 30, 2010, the record date for the meeting, are entitled to receive notice of and to participate in the Annual Meeting. As of that record date, the Company’s records show that it had outstanding and entitled to vote 29,244,748 shares of common stock. The common stock is the only class of stock of the Company that is outstanding and entitled to vote at the Annual Meeting. If you were a stockholder of record of common stock on that record date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of the Company’s common stock will be entitled to one vote on each matter. Stockholders who own shares registered in different names or at different addresses will receive more than one proxy card. You must sign and return each of the proxy cards received to ensure that all of the shares owned by you are represented at the Annual Meeting.

Q: Who can attend the meeting?

A: Only stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Seating, however, is limited. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 1:45 PM Pacific time, and seating will begin at 2:00 PM. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Q: Why is the Company soliciting proxies?

A: Because many of the Company’s stockholders are unable to personally attend the Annual Meeting, the Board of Directors of the Company (the “Board”) solicits the enclosed proxy so that each stockholder is given an opportunity to vote. This proxy enables each stockholder to vote on all matters which are scheduled to come before the meeting. When the proxy is returned and properly executed, the stockholder’s shares will be voted according to the stockholder’s directions. Stockholders are urged to specify their choices by marking the appropriate boxes on the enclosed proxy card.

Q: What constitutes a quorum?

A: The presence at the meeting, in person or by proxy, of the holders of not less than 33-⅓% of the outstanding shares of stock entitled to vote will constitute a quorum permitting the meeting to conduct its business.  As noted above, as of the record date, 29,244,748 shares of the Company’s common stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of common stock representing at least 9,748,250 votes will be required to establish a quorum. If you submit a properly executed proxy card, even if you abstain from voting or if you withhold your vote with respect to any proposal, you will be considered present for purposes of a quorum and for purposes of determining voting power present. If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter (“broker non-votes”) or a stockholder abstains from voting, those shares will be considered present for purposes of a quorum but will not be considered present for purposes of determining voting power on that matter.

Q: How do I vote?

A: You may indicate your vote on the enclosed proxy card by signing and dating the card, and returning the card in the enclosed prepaid envelope.

You may also vote your proxy by the Internet or telephone. Proxies submitted by the Internet or telephone must be received by 11:59 PM on September 8, 2010. To vote by the Internet, have your proxy in hand, go to www.proxyvote.com and follow the instructions to obtain your records and to create an electronic voting instruction form.  To vote by telephone, call toll free 1-800-690-6903 any time on a touch tone telephone. Have your proxy card in hand when you call and then follow the instructions.  If you vote by Internet or telephone, you do not need to mail your proxy card.

You may attend the meeting and vote in person. All shares entitled to vote and represented by a properly completed and executed proxy received before the meeting and not revoked will be voted at the meeting as you instruct in a proxy delivered before the meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your properly completed and executed proxy will be voted as the Board of Directors recommends on each of the enumerated proposals and with regard to any other matters that may be properly presented at the meeting and all matters incident to the conduct of the meeting. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Q: Can I change my vote after I have returned my proxy card?

A: Yes, a proxy may be revoked at any time before the voting of the shares represented by the proxy by giving the Secretary of the Company written notice of revocation, by submitting a duly executed proxy card bearing a later date or by a stockholder attending the Annual Meeting and electing to vote in person. Attendance at the meeting will not, by itself, revoke a proxy.

Q: What are the Board’s recommendations?

A: Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

•                   For election of the seven nominees of the eight member slate of directors receiving the greatest number of stockholder votes;

•                   For approval of the 2010 Stock Incentive Plan;

•                   For ratification of the appointment of Kabani & Co. as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2011.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

Q: What vote is required to approve each item?

A: The election of the directors of the Company requires the affirmative vote of a plurality of the votes cast by stockholders at the Annual Meeting.  The seven nominees receiving the greatest number of stockholder votes will be elected as directors.  A properly executed proxy marked “ABSTAIN” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purposes of determining whether there is a quorum. A majority of the votes cast by stockholders is needed to approve the 2010 Stock Incentive Plan and to ratify the existing Company’s independent registered public accounting firm for the year ending April 30, 2011.

Q: Who will bear the cost of this proxy solicitation?

A: The Company will bear the cost of this proxy solicitation, including expenses in connection with preparing and mailing this Proxy Statement. Copies of proxy materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of common stock held in their names. We will reimburse brokerage firms and other persons representing beneficial owners of stock for their reasonable expenses in forwarding solicitation materials to the owners.

In addition to this solicitation of proxies by mail, some of our employees may solicit proxies by personal interview, telephone, facsimile or email.  These individuals will not be paid any additional compensation for any such solicitation.

PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders will elect from eight nominees seven directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified. If a nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies will be voted for any substitute nominees designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board will be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that the persons named below will be unable or unwilling to serve as nominees or as directors if elected.

Assuming a quorum is present, the seven nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted “FOR” the election of the nominees named below. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information With Respect to Director Nominees

Listed below are the nominees for director, with information showing the principal occupation or employment of the nominees for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominees’ business experience during the past years. Such information has been furnished to the Company by the director nominees:

Name	Position	Age	Director Since
Dickson V. Lee	Chairman of the Board	62	1995
Norman Mineta	Vice-Chair of the Board, Chair of the Nominations Committee, Independent Director	78	2010
Shirley Kiang	Chair of Compensation Committee, Independent Director	59	1998
Ian Robinson	Chair of Audit Committee, Independent Director	71	2008
Dennis Bracy	Independent Director	61	2009
Edward L. Dowd, Jr.	Independent Director	61	2010
Robert W. Lee	Director	59	2008
Joseph J. Borich	Independent Director	66	2005

The eight nominees (from which seven directors will be elected) are as follows:

Mr. Dickson V. Lee, Chairman - Mr. Lee founded the Company in 1995. He has extensive management experience with KPMG and other US companies in New York.  Mr. Lee obtained his CPA in 1983 and is currently licensed in Washington state. Mr. Lee, is fluent in both Mandarin, Cantonese and English, and served as a judicial member of the Hong Kong SEC Insider Dealing Tribunal (a trial court) for six years. He earned his MBA from Dalhousie University and travels frequently between the US and China.

Mr. Norman Mineta, Vice-Chair, Independent Director – Mr. Mineta serves as vice chairman of Hill & Knowlton, a New York based international communications consulting firm. His political career began in 1967 and highlights include: mayor of San Jose, over 20 years as a member of the US House of Representatives, US Secretary of Transportation under President George W. Bush where he guided the creation of the Transportation Security Administration, and US Secretary of Commerce under President Bill Clinton. Mr. Mineta is a graduate of the University of California at Berkeley.

Ms. Shirley Kiang, MBA, Independent Director - Ms. Kiang spent over two decades as a senior executive for various high-tech firms in Silicon Valley and Asia, providing guidance in corporate governance and financial analysis.  Ms. Kiang is fluent in Mandarin, Cantonese and English and has close contacts in China and Taiwan.
Ms. Kiang holds a bachelor's degree in psychology and an MBA from the University of Massachusetts. She has been a board member since 1998 and is Chairperson of the Compensation Committee.

Mr. Ian Robinson, CPA, Independent Director - Mr. Robinson is a former partner at Ernst & Young and serves as the Chairman of the Audit Committee. Mr. Robinson serves as a Board Member of several US and Hong Kong publicly-listed companies and has over forty years of experience in auditing and public reporting.  He is a Fellow of the CPA Society of Australia and Hong Kong and travels frequently between the US and Hong Kong.

Mr. Dennis Bracy, Independent Director - Mr. Bracy is the CEO of the US-China Clean Energy Forum and Chair of the Washington State China Relations Council.  A former advisor to executives, Senators, Governors and other public officials, he is considered a leading energy strategist.  His clients have included the US Department of Energy, Pacific Northwest National Laboratory, Boeing, Microsoft, and Demand Energy Networks.  He earned his bachelor’s degree from the University of St. Louis.

Mr. Edward L. Dowd, Jr., Independent Director - Mr. Dowd is a federal litigation attorney who has represented numerous clients before the SEC and the Department of Justice.  He served six years as a US Attorney and was a former partner of Bryan Cave, LLP.  Mr. Dowd has also served as Chair of the Attorney General’s Committee on Environmental Issues for five years.  His current focus involves corporate compliance and defense, environment and commercial litigation, public corruption, extortion, commercial, and securities cases.  He is a partner of Dowd Bennett, LLP in St. Louis, MO.

Mr. Robert Lee, Board of Director - Mr. Lee is fluent in Mandarin and English and is highly involved in the Company's corporate strategic planning and due diligence efforts. Mr. Lee has a strong operational and engineering background and provides stewardship and vision to the management team. Robert studied engineering and mathematics at Michigan State University and is associated with the Michigan state government.

Mr. Joseph J. Borich, MBA, Independent Director - Mr. Borich is Executive Director of the Washington State China Relations Council, which represents over 160 American corporations - including Boeing, Microsoft, and other Fortune 500 companies - with interests or holdings in China. Mr. Borich was the American Consul General to Shanghai in the 1990's, and has held a number of positions within the US State Department.

DISCLOSURE OF CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

The Board of Directors oversees the Company’s business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, by reading the reports and other materials that the Company sends them and by participating in Board and committee meetings. In specific, the Board establishes various committees such as the Audit Committee, the Nomination Committee and the Compensation Committee, so that each Committee can focus on specific areas and work with the CEO for company operations.

Meetings of Board of Directors

The Board of Directors met three times during the fiscal year ended April 30, 2010, of which two were in person.  The Board of Directors has standing Audit, Compensation and Nominating & Corporate Governance Committees.  Each director attended at least 75% of the aggregate number of the Company’s board meetings and meetings of the committee on which each such director served during the fiscal 2010 year, other than Messrs. Borich and Robert Lee.

Directors of the Board meet frequently via emails, telephones, or in person during the year. In September of 2010, concurrent with the Stockholders’ Meeting a strategic corporate planning meeting is being held in Seattle for two days to discuss the Company’s business matters with Management. The planning meeting of the Board of Directors will adjourn after the Stockholders’ Meeting.

Director Independence

The Board has determined that Mrs. Shirley Kiang, Mr. Joseph J. Borich, Mr. Ian Robinson, Mr. Dennis Bracy, Mr. Norman Mineta and Mr. Dowd, Jr. are independent directors.

1.       Audit Committee

The Board of Directors created the Audit Committee in 2008.  The Audit Committee consists of Mr. Ian Robinson, CPA (Chair), Shirley Kiang and Ed Dowd (Esq.).  The Board of Directors has determined that Mr. Robinson is an “audit committee financial expert” as defined under Item 407(d) of Regulation S-K.  As more fully described in its charter, the Audit Committee’s responsibilities include:  1) monitoring the quality, reliability and integrity of the accounting policies and financial statements of the Company; 2) overseeing the Company’s compliance with legal and regulatory requirements; 3) reviewing the independence, qualifications and performance of the Company’s internal and external auditors, 4) overseeing the performance of the Company’s internal audit function and independent auditors and, 5) preparing an audit committee report as required by the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.  The Audit Committee charter is posted on our website at www.llenergyinc.com/corporategovernance.html.

2.       Nominating & Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Company is appointed by the Board of Directors.  The Nominating and Corporate Governance Committee consists of Mr. Norman Mineta (Chair), Dennis Bracy and Joseph Borich.  The Nominating & Corporate Governance Committee has a written charter describing its functions and responsibilities which include:  1) assist the Board in identifying individuals qualified to become members of the Board and executive officers of the Company, 2) select, or recommend that the Board select, director nominees for election as directors by the stockholders of the Company; 3) develop and recommend to the Board a set of effective governance policies and procedures applicable to the Company; 4) lead the Board in its annual review of the Board’s performance; 5) recommend to the Board director nominees for each committee, 6) make recommendations regarding committee purpose, structure and operations, and 7) oversee and approve a management continuity planning process.  The Nominating & Corporate Governance Committee charter is posted on our website at www.llenergyinc.com/corporategovernance.html.

3.       Compensation Committee

The Compensation Committee of the Company is appointed by the Board of Directors to assist the Board in discharging its responsibilities relating to compensation of the directors and executive officers of the Company.  The Compensation Committee consists of Ms. Shirley Kiang (Chair), Ian Robinson, CPA and Joseph Borich.  The Compensation Committee has a written charter for its members describing specific powers and duties which include:  1) to review and approve the Company’s overall compensation philosophy and policies for executive officers of the Company and its subsidiaries generally; and to review, approve and recommend the compensation of the CEO (including salary, bonuses and benefits) for approval by the directors serving on the Board who satisfy the Independence Requirements; 2) to review and approve the corporate goals and objectives relevant to the compensation of the CEO, with the primary overall objectives of the Company’s executive compensation program focused on attracting, retaining and motivating the Company’s management and providing a strong link between executive compensation and performance. 3) to request that management obtain information in order for the Committee to assess executive compensation, 4) to oversee, review, monitor and make recommendations to the Board with respect to compensation plans, equity-based plans and plans pertaining to incentive compensation, pensions, benefits and retirement savings and to exercise all the authority of the Board with respect to the administration and interpretation of such plans; 5) to review and approve all equity- and cash-based awards pursuant to the Company’s plans; 6) to review and approve any employment contract or related agreement, such as a severance arrangement or a supplementary pension, for any executive officer; 7) to review director compensation, if any, and recommend from time to time to the Board any proposed changes to such compensation; 8) to review periodically the need for a Company policy regarding compensation paid to the Company’s executive officers in excess of limits deductible under Section 162(m) of the Code; 9) to serve as a counseling committee to the CEO of the Company regarding compensation matters and such other matters as the Board may from time to time direct; 10) to review the procedures and policies of the Company designed to ensure compliance with applicable laws and regulations relating to compensation of executive officers and to monitor the results of these compliance efforts;11) to maintain minutes or other records of meetings and activities of the Committee and to report to the Board following meetings of or actions taken by the Committee; 12) to have prepared and to review and discuss with management the Company’s compensation discussion and analysis disclosure required by the SEC and, based on this review and discussion, recommend to the Board the inclusion of such disclosure in the Company’s proxy statement or annual report on Form 10-K, in accordance with applicable rules and regulations promulgated by the SEC, the NASDAQ and other regulatory bodies; 13) to produce a compensation committee report on executive officer compensation as required by the SEC to be included in the Company’s annual proxy statement or annual report on Form 10-K filed with the SEC;14) to conduct or authorize investigations into any matters within the Committee’s purpose and powers; 15) to review and reassess the powers of the Committee and the adequacy of this Charter periodically and recommend any proposed changes to the Board for approval; 16) to conduct an annual performance review and evaluation of the Committee; 17) to consider such other matters in relation to the compensation polices of the Company as the Committee or the Board may, in its discretion, determine to be advisable.  The Compensation Committee charter is posted on our website at www.llenergyinc.com/corporategovernance.html.

Currently, Dickson V. Lee, Chairman of the Board of Directors, is the only member of the Board who holds over 5% of the Company’s common shares.

PROPOSAL 2

APPROVAL OF THE 2010 STOCK INCENTIVE PLAN

The Company is requesting that stockholders approve the 2010 Stock Incentive Plan (the “Stock Incentive Plan”), which was approved by the Board of Directors, subject to stockholder approval.  Assuming the Stock Incentive Plan is approved by the stockholders, the Company intends to issue to Messrs. Dickson Lee and Clayton Fong certain stock options in respect of their services on behalf of the Company during the 2010 fiscal year as described under the caption “Certain 2010 Bonuses” below.

General

The following is a summary of the principal features of the Stock Incentive Plan.  This summary, however, does not purport to be a complete description of all of the provisions of the Stock Incentive Plan.  It is qualified in its entirety by reference to the full text of the Stock Incentive Plan.  A copy of the Stock Incentive Plan has been filed with the Securities and Exchange Commission with this Proxy Statement, and any stockholder who wishes to obtain a copy of the Stock Incentive Plan may do so by written request to the Company’s Secretary at the Company’s principal executive offices in Seattle, Washington.

The Stock Incentive Plan is designed to give the Company the flexibility to responsibly address its future equity compensation needs and changing corporate governance practices by utilizing stock options, stock grants, stock units and stock appreciation rights.

The Stock Incentive Plan will contain the following important features:

•         Repricing of stock options and stock appreciation rights is prohibited unless stockholder approval is obtained.

•         Stock options and stock appreciation rights must be granted with an exercise price that is not less than 100% of the fair market value on the date of grant.

•         The ability to automatically receive replacement stock options when a stock option is exercised with previously acquired shares of the Company common stock or so-called “stock option reloading” is not permitted.

•         The Stock Incentive Plan has a ten-year term with a fixed number of shares authorized for issuance. It is not an “evergreen” plan.

•         A total of 4,200,000 shares of the Company’s common stock would be available under the Stock Incentive Plan, which is 14.36% of the currently outstanding shares.  When divided by the ten-year term of the plan, this yields an average of 1.436% of the currently outstanding shares per year.

•         For the purpose of computing shares remaining eligible for issuance under the Stock Incentive Plan, each one share issued as a stock grant (or pursuant to the vesting of a stock unit) will count as the issuance of 1.5 shares reserved under the Stock Incentive Plan.  The conversion rate will result in the use of fewer shares if the Company grants more stock units than stock options.

•         Awards to non-employee directors are discretionary.  However, a non-employee director may not receive awards exceeding 50,000 shares in respect of any fiscal year.

•         The number of shares underlying awards issued that are later forfeited or terminated for any other reason (including shares underlying awards that expire unexercised) will be available for reuse under the Stock Incentive Plan, which includes the number of additional shares, if any, that counted against the shares available for issuance under the Stock Incentive Plan pursuant to the applicable conversion rate used at the time of grant.

•         The maximum term for stock options and stock appreciation rights may not exceed ten years from the date of grant.

As of August 6, 2010, the fair market value of a share of the Company’s common stock was $11.33.

Share Reserve

The aggregate number of shares available for issuance under the Stock Incentive Plan is 4,200,000 shares of common stock.  If awards under the Stock Incentive Plan are forfeited or terminate before being exercised, then the shares underlying those awards will again become available for awards under the Stock Incentive Plan.  Stock appreciation rights will be counted in full against the number of shares available for issuance under the Stock Incentive Plan, regardless of the number of shares issued upon settlement of the stock appreciation rights.

No participant in the Stock Incentive Plan may be granted awards during any fiscal year in excess of any of the following limits: options covering in excess of 420,000 shares; stock appreciation rights covering in excess of 420,000 shares; or stock grants or stock units in the aggregate covering in excess of 420,000 shares.  In addition, non-employee directors may only be granted awards under the Stock Incentive Plan covering 50,000 or fewer shares per fiscal year.  Non-employee directors may also elect to receive all or a specified portion of their regular annual cash retainer in fully vested shares of the Company’s common stock (or deferred stock units) based on the fair market value of the shares on the date any regular annual cash retainer would otherwise be paid.  Any shares or stock units received in lieu of any portion of a regular annual cash retainer will not count against the limit on the total number of shares that may be granted to a non-employee director during any fiscal year.

In the event of a subdivision of the outstanding shares of the Company’s common stock, a declaration of a dividend payable in shares, a declaration of a dividend payable in a form other than shares in an amount that has a material effect on the price of shares, a combination or consolidation of the outstanding shares (by reclassification or otherwise) into a lesser number of shares, a recapitalization, a spin-off or a similar occurrence, the Stock Incentive Plan administrator will make appropriate adjustments to the number of shares and kind of shares or securities issuable under the Stock Incentive Plan (on both an aggregate and per-participant basis) and under each outstanding award, to the award limits set forth in the preceding paragraph, and to the exercise price of outstanding options and stock appreciation rights.

Administration

The Compensation Committee administers the Stock Incentive Plan.  The Stock Incentive Plan administrator has complete discretion, subject to the provisions of the Stock Incentive Plan, to authorize the award of stock options, stock grants, stock units and stock appreciation rights awards under the Stock Incentive Plan.  Notwithstanding the foregoing, only the full Board of Directors may grant and administer awards under the Stock Incentive Plan to non-employee directors.

Eligibility and Types of Awards under the Stock Incentive Plan

The Stock Incentive Plan permits the granting of stock options, stock grants, stock units and stock appreciation rights by the Stock Incentive Plan administrator.  Stock appreciation rights may be awarded in combination with stock options or stock grants and such awards will provide that the stock appreciation rights will not be exercisable unless the related stock options or stock grants are forfeited.  Stock grants may be awarded in combination with non-statutory stock options, and such awards may provide that the stock grants will be forfeited if the related non-statutory stock options are exercised.

Employees (including employee directors and executive officers) and consultants of the Company and its subsidiaries and affiliates and non-employee directors of the Company are eligible to participate in the Stock Incentive Plan.  As of August 6, 2010, less than 30 employees (including executive officers) are eligible to participate in the Stock Incentive Plan.  Six non-employee directors are eligible to participate in the Stock Incentive Plan.

Options

The Stock Incentive Plan administrator may grant non-statutory stock options or incentive stock options under the Stock Incentive Plan.  However, the Stock Incentive Plan administrator does not have the authority to grant stock options that automatically provide for the grant of new stock options upon their exercise.  The number of shares covered by each stock option granted to a participant will be determined by the Stock Incentive Plan administrator.

The Stock Incentive Plan administrator may provide for time-based vesting or vesting upon satisfaction of performance goals, or both, and/or other conditions.  Unless otherwise provided by the Stock Incentive Plan administrator, stock options become exercisable with respect to 20% of the shares covered by the option on each of the first through fifth anniversaries of the date of grant; provided that the recipient’s service has not terminated.  The stock option exercise price is established by the Stock Incentive Plan administrator and must be at least 100% of the per share fair market value (110% for incentive stock option grants to 10% stockholders) of the Company common stock on the date of grant.  Repricing of stock options is prohibited unless stockholder approval is obtained.  Unless the Stock Incentive Plan administrator provides for other expiration, stock options will expire five years after the date of grant.

Unless otherwise provided by the Stock Incentive Plan administrator, unvested stock options will expire upon termination of the optionee’s service with the Company and vested stock options will expire three months following a termination for any reason other than death, disability, or cause; eighteen months following a termination for death or disability; and immediately following a termination for cause.

Under the Stock Incentive Plan, the stock option exercise price must be paid at the time the shares are purchased.  Consistent with applicable laws, regulations and rules, payment of the exercise price of a stock option may be made in cash (including by check, wire transfer or similar means), by cashless exercise, by surrendering or attesting to previously acquired shares of the Company common stock, or by any other legal consideration.

Stock Grants

The Stock Incentive Plan administrator may award stock grants under the Stock Incentive Plan.  At the time of the stock grant, participants may be required to pay cash or other legal consideration approved by the Stock Incentive Plan administrator, but the Stock Incentive Plan does not establish a minimum purchase price for shares awarded as stock grants.  Stock grants are comprised of shares of the Company common stock. The number of shares associated with each stock grant will be determined by the Stock Incentive Plan administrator.  The Stock Incentive Plan administrator may provide for time-based vesting or vesting upon satisfaction of performance goals, or both, and/or other conditions.  When the stock grant award conditions are satisfied, then the participant is vested in the shares and has complete ownership of the shares.  Unless otherwise provided by the Stock Incentive Plan administrator, stock grants vest with respect to 20% of the shares covered by the grant on each of the first through fifth anniversaries of the date of grant; provided that the recipient’s service has not terminated.

Stock Units

The Stock Incentive Plan administrator may award stock units under the Stock Incentive Plan.  Participants are not required to pay any consideration to the Company at the time of grant of a stock unit.  The number of shares covered by each stock unit award will be determined by the Stock Incentive Plan administrator.  The Stock Incentive Plan administrator may provide for time-based vesting or vesting upon satisfaction of performance goals, or both, and/or other conditions.  Unless a deferral election is made, when the participant satisfies the vesting conditions of the stock unit award, the Company will pay the participant cash or shares of the Company common stock or any combination of both to settle the vested stock units.  Conversion of the stock units into cash may be based on the average of the fair market value of a share of the Company common stock over a series of trading days or on other methods.  Unless otherwise provided by the Stock Incentive Plan administrator, stock units vest with respect to 20% of the shares covered by the grant on each of the first through fifth anniversaries of the date of grant; provided that the recipient’s service has not terminated.

Stock Appreciation Rights

The Stock Incentive Plan administrator may grant stock appreciation rights under the Stock Incentive Plan.  However, the Stock Incentive Plan administrator does not have the authority to grant stock appreciation rights that automatically provide for the grant of new stock appreciation rights upon their exercise.  The number of shares covered by each stock appreciation right will be determined by the Stock Incentive Plan administrator.

The Stock Incentive Plan administrator may provide for time-based vesting or vesting upon satisfaction of performance goals and/or other conditions.  Unless otherwise provided by the Stock Incentive Plan administrator, stock appreciation rights become exercisable with respect to 20% of the shares subject to the stock appreciation right on each of the first through fifth anniversaries of the date of grant; provided that the participant’s service has not terminated.  The stock appreciation right exercise price is established by the Stock Incentive Plan administrator and must be at least 100% of the per share fair market value of the Company common stock on the date of grant.  Repricing of stock appreciation rights is prohibited unless stockholder approval is obtained.  Unless the Stock Incentive Plan administrator provides for earlier expiration, stock appreciation rights will expire five years after the date of grant.  Unless otherwise provided by the Stock Incentive Plan administrator, unvested stock appreciation rights expire upon termination of the participant’s service with the Company and vested stock appreciation rights expire three months following a termination for any reason other than death, disability, or cause; eighteen months following a termination for death or disability; and immediately following a termination for cause.

Upon exercise of a stock appreciation right, the participant receives payment from the Company in an amount determined by multiplying (a) the difference between (i) the fair market value of a share on the date of exercise and (ii) the exercise price times (b) the number of shares with respect to which the stock appreciation right is exercised.  Stock appreciation rights may be paid in cash, shares of the Company common stock or any combination of both, as determined by the Stock Incentive Plan administrator.

Performance Goals

Awards under the Stock Incentive Plan may be made subject to performance conditions as well as time-vesting conditions.  Such performance conditions may be established and administered in accordance with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), for awards intended to qualify as “performance-based compensation” thereunder.  To the extent that performance conditions under the Stock Incentive Plan are applied to awards intended to qualify as performance-based compensation under Code Section 162(m), such performance conditions shall be based on an objective formula or standard utilizing one or more of the following factors and any objectively verifiable adjustment(s) thereto permitted and pre-established by the Compensation Committee in accordance with Code Section 162(m): (i) operating income; (ii) earnings before interest, taxes, depreciation and amortization; (iii) earnings; (iv) cash flow; (v) market share; (vi) sales; (vii) revenue; (viii) profits before interest and taxes; (ix) expenses; (x) cost of goods sold; (xi) profit/loss or profit margin; (xii) working capital; (xiii) return on capital, equity or assets; (xiv) earnings per share; (xv) economic value added; (xvi) stock price; (xvii) price/earnings ratio; (xviii) debt or debt-to-equity; (xix) accounts receivable; (xx) write-offs; (xxi) cash; (xxii) assets; (xxiii) liquidity; (xxiv) intellectual property (e.g., patents); (xxv) product development; (xxvi) regulatory activity and compliance; (xxvii)  manufacturing, production or inventory; (xxviii)  mergers and acquisitions or divestitures; (xxix)  financings; (xxx) environmental performance; (xxxi) strategic alliances; (xxxii) customer diversification; (xxxiii) mine usage rights; (xxxiv) proven and probable reserves and/or (xxxv) customer satisfaction, each with respect to the Company and/or one or more of its affiliates or operating units.

Vesting Acceleration

For awards that are subject to vesting provisions, the Stock Incentive Plan administrator may provide, at the time of grant of such awards or any time thereafter, that such awards will vest and become immediately exercisable in full if the Company is acquired by merger or asset sale or if there is a hostile takeover of the Company, whether through a tender or exchange offer for more than 35% of the Company’s outstanding voting securities which the Board of Directors does not recommend the stockholders accept, or a change in the majority of the members of the Board of Directors as a result of one or more contested elections for board membership.  Unless otherwise provided in the applicable award agreement, outstanding stock options, stock appreciation rights, and stock units will vest and become immediately exercisable in full if the Company is acquired by merger or asset sale, unless such awards are assumed, substituted or replaced by the acquiring entity (or in the case of outstanding stock grants, the related stock grant agreements are assumed).  In addition, the applicable award agreement may provide for accelerated vesting in the event of the participant’s death, disability or other events.

Amendment and Termination

The Board of Directors may amend the Stock Incentive Plan at any time and for any reason; provided that any such amendment will be subject to stockholder approval to the extent stockholder approval is required by applicable laws, regulations, or rules.  The Board of Directors may terminate the Stock Incentive Plan at any time and for any reason, and the Stock Incentive Plan is currently set to terminate on July 29, 2020 unless re-adopted or extended by the stockholders prior to or on such date. The termination or amendment of the Stock Incentive Plan will not impair the rights or obligations of any participant under any award previously made under the Stock Incentive Plan without the participant’s consent, unless such modification is necessary or desirable to comply with any applicable law, regulation or rule.

New Plan Benefits

All awards to directors, executive officers, employees and consultants are made at the discretion of the Stock Incentive Plan administrator.  Therefore, the benefits and amounts that will be received or allocated under the Stock Incentive Plan are not determinable at this time.

Federal Income Tax Consequences

The following is a brief summary of the federal income tax consequences applicable to awards granted under the Stock Incentive Plan based on federal income tax laws in effect on the date of this Proxy Statement.

This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular participant based on his or her specific circumstances.  The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Code Section 409A), or other tax laws other than federal income tax law.  The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties.  Because individual circumstances may vary, the Company advises all participants to consult their own tax advisors concerning the tax implications of awards granted under the Stock Incentive Plan.

A recipient of a stock option or stock appreciation right will not have taxable income upon the grant of the stock option or stock appreciation right.  For non-statutory stock options and stock appreciation rights, the participant will recognize ordinary income upon exercise in an amount equal to the difference between the fair market value of the shares and the exercise price on the date of exercise.  Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

The acquisition of shares upon exercise of an incentive stock option will not result in any taxable income to the participant, except, possibly, for purposes of the alternative minimum tax.  The gain or loss recognized by the participant on a later sale or other disposition of such shares will either be long-term capital gain or loss or ordinary income, depending upon whether the participant holds the shares for the legally-required period (currently two years from the date of grant and one year from the date of exercise).  If the shares are not held for the legally-required period, the participant will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the sales price and the exercise price.

For stock grant awards, unless vested or the participant elects to be taxed at the time of grant, the participant will not have taxable income upon the grant, but upon vesting will recognize ordinary income equal to the fair market value of the shares at the time of vesting less the amount paid for such shares (if any).  Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

A participant is not deemed to receive any taxable income at the time an award of stock units is granted.  When vested stock units (and dividend equivalents, if any) are settled and distributed, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of shares received less the amount paid for such stock units (if any).

At the discretion of the Stock Incentive Plan administrator, the Stock Incentive Plan allows a participant to satisfy his or her tax withholding requirements under federal and state tax laws in connection with the exercise or receipt of an award by electing to have shares withheld, and/or by delivering or attesting to the Company already-owned shares of the Company common stock.

If the participant is an employee or former employee, the amount the participant recognizes as ordinary income in connection with an award is subject to withholding taxes (generally not applicable to incentive stock options) and the Company is allowed a tax deduction equal to the amount of ordinary income recognized by the participant, provided that, Code Section 162(m) contains special rules regarding the federal income tax deductibility of compensation paid to the Company’s chief executive officer and to the other covered employees under Code Section 162(m).  The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000.  However, the Company can preserve the deductibility of certain compensation in excess of $1,000,000 if such compensation qualifies as “performance-based compensation” by complying with certain conditions imposed by the Code Section 162(m) rules (including the establishment of a maximum number of shares with respect to which awards may be granted to any one employee during one fiscal year) and if the material terms of such compensation are disclosed to and approved by the stockholders (e.g., see Performance Goals above).  Because of the fact-based nature of the performance-based compensation exception under Code Section 162(m) and the limited availability of binding guidance thereunder, the Company cannot guarantee that the awards under the Stock Incentive Plan will qualify for exemption under Code Section 162(m).  However, the Stock Incentive Plan is structured with the intention that the Compensation Committee will have the discretion to make awards under the Stock Incentive Plan that would qualify as “performance-based compensation” and be fully deductible.  Accordingly, the Company is seeking stockholder approval of the Stock Incentive Plan to comply with Code Section 162(m).

Certain 2010 Bonuses

The Board has approved a bonus plan submitted by the Compensation Committee to the Board which provides for the grant, in respect of their services performed on behalf of the Company during fiscal 2010, to Messrs. Dickson Lee and Clayton Fong of stock options having an estimated value of $811,200 and $592,800, respectively, subject to approval of the Stock Incentive Plan by the stockholders.  Such bonus plan was reviewed by Hodak Value Advisors, compensation consultants retained by the Compensation Committee. Hodak Value Advisors submitted a report to the Compensation Committee, a copy of which is set forth as Annex B.

The compensation consultants determined that:  (i) the proposed total fiscal 2010 compensation for Mr. Lee, including options to be granted to Mr. Lee, is reasonable given the Company’s excellent performance, the Board’s assessment of his contribution to overall performance, and the riskiness of Mr. Lee’s 2010 compensation mix; and (ii) the proposed total fiscal 2010 compensation for Mr. Fong, including options to be granted to Mr. Fong, is reasonable given the total, adjusted compensation of his benchmark peers, the Board’s assessment of his contribution to the Company’s overall excellent performance, and the Board’s interest in retaining Mr. Fong and aligning his interests with those of the stockholders.  The Board unanimously approved the recommendation of the Compensation Committee that the report of the compensation consultants be adopted.

Assuming the Stock Incentive Plan is approved by the stockholders, the Compensation Committee will determine the number of options to be granted to Messrs. Lee and Fong in respect of fiscal 2010, and the exercise price, duration and other terms thereof, to come as close as reasonably possible to granting to Messrs. Lee and Fong options that have a value of $811,200 and $592,800, respectively, utilizing the Black-Scholes valuation methodology.

Equity Compensation Plan Information

The following table provides information as of July 31, 2010 with respect to the shares of the Company’s common stock that may be issued under existing equity compensation plans.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	0	N/A	0
Equity compensation plans not approved by security holders	2,389,274(1)	$4.06	200,000(2)
TOTAL	2,389,274	$4.06	200,000

___________________

(1) Includes warrants issued pursuant to individual employment agreements with directors and executive officers and warrants issued pursuant to private placements.

(2) Includes warrants to which Connie Wong is entitled pursuant to her employment agreement that are not yet vested

Stockholder Approval

The affirmative vote of a majority of the shares of the Company common stock present or represented by proxy and voting at the annual meeting, together with the affirmative vote of a majority of the required quorum, is required for approval of this Proposal.  Should such stockholder approval not be obtained, then the Stock Incentive Plan will not be adopted.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the approval of the Company’s 2010 Stock Incentive Plan.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF KABANI & CO., INC. AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company engaged Kabani & Co, Inc., as the Company's independent registered public accounting firm for the fiscal year ending on April 30, 2011.  Although the Company is not required to do so, we are submitting the selection of Kabani & Co., Inc. for ratification by the stockholders because we believe it is a matter of good corporate practice.

If the foregoing proposal is defeated, the adverse vote will be considered by the Audit Committee in its selection of auditors for the following year. However, because of the difficulty and expense of making any substitution of auditors so long after the beginning of the current fiscal year, it is contemplated that the appointment for the fiscal year ending April 30, 2011 will be permitted to stand unless the Audit Committee finds other good reason for making a change. If the proposal is adopted, the Audit Committee, in its discretion, may still direct the appointment of new independent auditors at any time during the fiscal year if it believes that such a change would be in the best interests of the Company and its shareholders.  We have not asked representatives of Kabani & Co., Inc. to be present at the 2010 Annual Meeting.

The Board of Directors unanimously recommends that you vote FOR this proposal.

AUDIT MATTERS

Fees of Independent Registered Public Accounting Firm

                For work performed in regard to the fiscal years ended April 30, 2010 and 2009, we paid Kabani & Co., Inc. the following fees for services, as categorized:

2010	2009
Audit fees(1)	$300,000	$100,000
Audit-Related fees(2)	$10,000	$0
Tax fees	$0	$0
All other fees	$0	$0

___________________

(1) Includes fees for audit services principally relating to the annual audit and quarterly reviews.

(2) Includes fees related to the Company’s Form S-1 filing.

Legal Proceedings of Directors and Executive Officers

(a) Except as described in paragraph (b) below, during the past ten years, none of the Company’s directors or executive officers has been:

•         the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•         convicted in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

•         subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

•         found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, that has not been reversed, suspended, or vacated;

•         subject of, or a party to, any order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of a federal or state securities or commodities law or regulation, law or regulation respecting financial institutions or insurance companies, law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•         subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

(b) The officers and directors of the Company were subject to the following orders during the past 10 years:

•           In March 2006, the California Corporation’s Commissioner issued an administrative order prohibiting Mr. Dickson V. Lee from making offers or sales of securities in California unless and until such shares have been qualified, effecting transactions as broker-dealer of the Company’s securities until Mr. Lee was registered as a broker-dealer, or offering or selling or buying or offering to buy any security in California by means of any misleading statement.  Mr. Lee has been in compliance with the order since its issue.

•           In February 2007, Dickson V. Lee was prohibited by FINRA from practicing as a broker by FINRA for one year.  The one-year period has since been completed and Mr. Lee is eligible to hold a broker license should he so choose.

•           In April 2007, the Department of Banking of the State of Connecticut issued a consent order against the Company and its officers ordering (i) the Company and its officers to refrain from violations of state securities laws, (ii) prohibiting the Company from selling securities in or from Connecticut for ten years and (iii) payment of an administrative fine. On November 9, 2009, the Company was granted relief from the 10 year prohibition and entered an order modifying the consent whereby the Company is permitted to sell securities so long as it complies with the terms of the order.

No director, officer or affiliate of the Company, or any record or beneficial owner of 5% or more of the Company’s common stock, or any associate of such persons, is an adverse party in any material proceeding to, or has a material interest adverse to, the Company or any of its subsidiaries.

Stockholder Communications with Our Board of Directors

Stockholders may communicate directly with our Board of Directors by writing to them: c/o L & L Energy, Inc. 130 Andover Park East, Suite 200, Seattle, WA 98188. Unless the communication is marked “confidential”, our Secretary will monitor these communications and provide appropriate summaries of all received messages to the chairperson of our Nomination Committee. Any stockholder communication marked “confidential” will be logged as “received,” but will not be reviewed by the Secretary. Such confidential correspondence will be immediately forwarded to the Chairperson of the Nomination Committee for appropriate action. Where the nature of a communication concerns questionable accounting or auditing matters directed directly to the Audit Committee, our Secretary will log the date of receipt of the communication as well as (for non-confidential communications) the identity of the correspondent in the Company’s shareholder communications log.

COMPENSATION OF EXECUTIVE OFFICERS

                The Summary Compensation Table for the year ended April 30, 2010 is summarized as follows:

Summary Executive Compensation Table

Name and Principal Position	Year	Base Salary	Stock Awards(1)	Option Awards(2)	Non-Equity Awards	Total

Dickson V. Lee, Chairman of the Board and Chief Executive Officer	2010 2009	$174,503 $132,000	$ - $11,100	$41,729 $25,067.22	$16,667 $ -	$232,899 $ -
	2008	$125,000	$ -	$ -	$ -	$ -

Ms. Jung Mei (Rosemary) Wang, CPA, Acting Chief Financial Officer	2010 2009 2008	$92,091 $ - $ -	$21,000 $ - $ -	$83,511 $ - $ -	$9,100 $ - $ -	$205,702 $ - $ -

Clayton Fong, Executive Vice President - US Operations(3)	2010 2009 2008	$75,000 $ - $ -	$49,000 $ - $ -	$ - $ - $ -	$5,865 $ - $ -	$129,865 $ - $ -

___________________

(1) The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended April 30, 2010, in accordance with Financial Accounting Standards Board ASC Topic 718, of restricted stock awards issued to the named directors.  For restricted stock awards, fair value is calculated using the closing price on the grant date.

(2) The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended April 30, 2010, in accordance with Financial Accounting Standards Board Statement FAS 123(R), of Warrants issued including amounts from outstanding warrant awards granted during and prior to fiscal 2010.  No warrants were forfeited by any of the executive officers during fiscal 2010.  These amounts reflect the Company’s accounting expense for these awards, and do not correspond to the actual value that may be recognized by the executive officers

(3) Compensation prorated for seven months.

CERTAIN RELATIONSHIPS

Family Relationships

Mr. Robert Lee, a Board member, is the brother of Dickson Lee, Chief Executive Officer and Chairman of the Board.  Mr. Paul Lee, General Manager, China Operations, is brother to both Robert Lee and Dickson Lee.

Employment Agreements

Mr. Clayton Fong, Vice President US Operations, entered into a letter agreement confirming his employment, effective as of September 29, 2009.  Mr. Fong’s employment was subject to a probationary period from September 28, 2009 to December 31, 2009, after which the terms of his employment continue until either party terminates in writing at any time for any reason or no reason.  Mr. Fong is currently an at-will employee.  Pursuant to his employment letter agreement, Mr. Fong’s outside business activities must be secondary to his employment at the Company and should be disclosed to the Company.  Mr. Fong’s compensation is $17,000 per month ($10,000 in US funds and $7,000 in Rule 144 shares) plus benefits.  Mr. Fong’s employment letter agreement contained an agreement for Mr. Fong to sign a nondisclosure agreement because of his status as an insider of the Company.

Ms. Connie Wong, Executive VP of Corporate Development, entered into a letter agreement confirming her employment on May 12, 2010, effective as of June 1, 2010.  Pursuant to her employment letter agreement, Ms. Wong is entitled to an annual salary of $250,000 in cash, plus benefits and a signing bonus of 10,000 shares of the Company and 200,000 warrants vesting over a 3-year period, increased to 400,000 warrants if Ms. Wong remains with the Company for a further term of three years.  Ms. Wong will also receive a bonus based on her performance.  Pursuant to her employment letter agreement, Ms. Wong agreed to a waiver of claims against the Company if she leaves the Company involuntarily within the first year of employment, in consideration for being paid her remaining warrants up to 100,000 units.

Mr. Paul Lee, General Manager, China Operations, entered into an employment letter agreement with the Company on March 9, 2010. Mr. Lee’s position is as an at-will employee and his term of employment will continue until either party terminates in writing at any time for any reason or no reason. Pursuant to his employment letter agreement, Mr. Lee’s outside business activities must be secondary to his employment at the Company and should be disclosed to the Company.  The Company will pay an additional $5,000 per month to Mr. Lee’s insurance company to hire an outside professional manager so that Mr. Lee can focus on the Company.  Mr. Lee is entitled to $10,000 per month in US funds, plus 2,500 shares of common stock per month, beginning May 1, 2010, plus stock bonus of 100,000 shares over three years.  Mr. Lee is also eligible for an annual performance bonus.  Mr. Lee’s employment letter agreement contained an agreement for Mr. Lee to sign a nondisclosure agreement because of his status as an insider of the Company.

Ms. Rosemary Wang, Acting-Chief Financial Officer, entered into a letter agreement on June 17, 2009.  Her employment had an initial term of three months, beginning June 22, 2009 and terminating September 22, 2009.  Ms. Wang’s employment term automatically renews for continuous 3-month terms until notice of termination is given by either party at any time for any reason or no reason.

Board Member Contracts

Each member of the Board of Directors of the Company is required to sign a Board Member Contract.  Pursuant to the Board Member Contract, Directors serve a term which expires on the earlier of one year or until the next annual shareholders’ meeting, at which time such Director’s one-year term expires and such Director is subject to re-election.  The Board Member Contract provides that the Directors may be appointed to sit on a committee of the Board of the Directors.  The Board Member Contract sets forth the annual compensation for Directors as follows: $40,000 (prorated if less than one year of service); and for serving as a Committee Chair an additional $5,000 annually, prorated, if less than one year of service.  The contract provides that payment will be made 80% in cash and 20% in stock for Independent Members and 50% in cash and 50% in stock for Non-Independent Members, although the Board recently approved payment in such proportion of cash and stock and the Board member chooses.  Director compensation is subject to change by the Company’s Compensation Committee.  The Board Member Contract also sets forth the responsibilities of each of the Director and Company with respect to the directorship.

Mr. Norman Y. Mineta entered into a Board Member Contract with the Company on August 4, 2010 with the same term as provided in the form of Board Member Contract described above. Pursuant to such contract, Mr. Mineta accepted appointment as Vice-Chairman of the Board and Chair of the Nominations Committee and is entitled to receive additional compensation for his role as Vice-Chairman, for recognition of past experience and stature and for additional time commitments. Mr. Mineta's regular 12 month compensation will be $250,000 per year.  However, Mr. Mineta's initial term is 13 months and therefore for such initial term he is entitled to $270,834, which shall be paid $216,6667 in cash and 4,814 in shares, 2,407 of which shares vested on August 2, 2010 and 2,407 shares will vest on March 1, 2011.  Mr. Mineta's Board Member Contract is subject to change by the Company's Compensation Committee.

Director Compensation

This section provides information regarding the compensation for directors (in respect of services only as a director in the case of Mr. Dickson Lee) and amounts paid and securities awarded to these directors during fiscal 2010.  Directors may, at their option, elect to receive their total compensation in any ratio of cash to equity.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Warrant Awards(2) ($)	Total ($)

Dickson V. Lee	$22,500	$22,500	$35,510	$80,510
Shirley Kiang	$36,000	$9,000	$35,510	$80,510
Joseph J. Borich	$36,000	$9,000	$35,510	$80,510
Ian Robinson	$36,000	$9,000	$35,510	$80,510
Dennis Bracy(3)	$17,167	$4,292	$ -	$21,458
Robert Lee	$20,000	$20,000	$35,510	$80,510
Edward Dowd(4)	$9,733	$2,434	$ -	$12,168

___________________

(1) The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended April 30, 2010, in accordance with Financial Accounting Standards Board ASC Topic 718, of restricted stock awards issued to the named directors.  For restricted stock awards, fair value is calculated using the closing price on the grant date. For information regarding the number of restricted stock units held by each director as of April 30, 2010, see the column “Stock Awards Outstanding” in the table below.

(2) The amounts in this column reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended April 30, 2010, in accordance with Financial Accounting Standards Board Statement FAS 123(R), of Warrants issued including amounts from outstanding warrant awards granted during and prior to fiscal 2010.  No warrants were forfeited by any of the directors during fiscal 2010.  These amounts reflect the Company’s accounting expense for these awards, and do not correspond to the actual value that may be recognized by the directors. For information regarding the number of warrants held by each director as of April 30, 2010, see the column “Warrants Outstanding” in the table below.

(3) Compensation is $20,000 (pro rata - 6 months out of 12 months) plus $1,458 for chair of Green Energy Committee as of 1/18/10.

(4) Compensation is $12,167 (pro rata - 3.65 months out of 12 months).

The directors held the following numbers of stock awards and warrant awards as of April 30, 2010:

Director	Stock Awards Outstanding	Warrants Outstanding
Dickson V. Lee	0	254,000
Shirley Kiang	0	109,666
Joseph J. Borich	0	98,000
Ian Robinson	0	58,000
Dennis Bracy	0	0
Robert Lee	0	77,000
Edward Dowd	0	0

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and any person who owns more than 10% of our common stock, to file with the SEC initial reports of ownership of our common stock within 10 days of becoming a director, executive officer or greater than 10% stockholder, and reports of changes in ownership of our common stock before the end of the second business day following the day on which a transaction resulting in a change of ownership occurs. Directors, executive officers and greater than 10% stockholders are required by SEC regulations to provide us with copies of all Section 16(a) forms they file.

The company is currently reviewing the stock ownership and transaction filings of its directors and executive officers.  The company is currently aware of non-compliance with the section 16(a) beneficial ownership reporting requirements and is assisting Messers Bracy, Dowd, Robinson, Borich and R. Lee and Ms. Kiang with making the necessary filings.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information as of July 31 , 2010 with respect to persons known to the Company to be the beneficial owners of more than 5% of its voting securities and with respect to the beneficial ownership of such securities by each director of the Company and by all directors and executive officers of the Company as a group.  Shares of common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of July 12, 2010 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person.  To the best of our knowledge, subject to community and martial property laws, all persons named have sole voting and investment power with respect to such shares, except as otherwise noted.

Class of Stock	Name and Address(1) of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Executive Officer(s) and Directors
Common	Dickson V. Lee(2) c/o L&L Energy, Inc. 130 Andover Park East, Suite 200 Seattle, Washington 98188	7,393,610	25.24%
Common	Joseph J. Borich(3)	146,944	*
Common	Dennis Bracy	927	*
Common	Edward Dowd	526	*
Common	Shirley Kiang(4)	237,612	*
Common	Paul Lee(5)	89,666	*
Common	Robert Lee(6)	934,740	3.19%
Common	Jung-Mei (Rosemary) Wang(7)	79,200	*
Common	Ian Robinson(8)	59,944	*
Common	Clayton Fong(9)	13,584	*
Common	Connie Wong	0	*
Common	Norman Y. Mineta(10)	2,407	*
Common	All Officers and Directors as a group (12 persons)	8,959,160	30.16%
5% or above Stockholders
Common	T Squared Investments LLC(11), (12) 1325 Sixth Avenue, Floor 27 New York, NY 10019	2,972,406	9.99%

___________________

* less than one percent.

(1) In the case of more than five percent holders.

(2) Includes warrants to purchase 54,000 shares of common stock that are presently exercisable.

(3) Includes warrants to purchase 98,000 shares of common stock that are presently exercisable.

(4)Includes warrants to purchase 109,666 shares of common stock that are presently exercisable.

(5)Includes warrants to purchase 10,000 shares of common stock that are presently exercisable.

(6)Includes warrants to purchase 77,000 shares of common stock that are presently exercisable.

(7) Includes warrants to purchase 52,000 shares of common stock that are presently exercisable.

(8) Includes warrants to purchase 58,000 shares of common stock that are presently exercisable.

(9) Includes shares of common stock that Mr. Fong has the right to receive within 60 days pursuant to his employment agreement.

(10) Includes shares of common stock that Mr. Mineta has the right to receive within 60 days pursuant to his employment agreement.

(11) Based solely upon information provided by T Squared Investments LLC to the Company.

(12) Includes warrants to purchase 509,065 shares of common stock that are presently exercisable, but does not include additional warrants to purchase 490,935 shares of common stock as the warrants held by T Squared Investments LLC prohibit exercise to the extent that such exercise would result in T Squared Investments LLC or its affiliates beneficially owning more than 9.99% of the outstanding common stock of the Company.  The total number of shares and shares issuable upon the exercise of warrants which T Squared Investments LLC would beneficially own if the 9.99% limitation were not applicable is 3,463,341, representing beneficial ownership of 11.45% of the Company’s outstanding common stock.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

This Compensation Discussion and Analysis describes our compensation program as it relates to our Named Executive Officers set forth below in the Summary Compensation Table. In this Compensation Discussion and Analysis, we first discuss the objectives of our executive compensation program. Next, we review the process our Compensation Committee follows in deciding how to compensate our Named Executive Officers. We then provide a brief overview of the specific elements of our compensation program. Lastly, we present a detailed discussion and analysis of our Compensation Committee's specific decisions about the compensation of our Named Executive Officers for fiscal year 2011.

Objectives of Our Executive Compensation Program

The design and operation of our executive compensation program reflect the following objectives, established by our Compensation Committee with input from our Board and other management team members:

•   to recruit and retain talented leadership;

•   to tie executive compensation with stockholder value;

•   to emphasize performance-based compensation ; and

•   to maintain an executive compensation program that encourages our Named Executive Officers to adhere to high ethical standards.

How Our Executives' Compensation is Determined

Our Compensation Committee develops, reviews and approves each element of compensation for each of our Named Executive Officers. The Compensation Committee also regularly assesses the effectiveness and competitiveness of the program and the elements that we use to determine compensation.

In the first quarter of each year, the Compensation Committee generally reviews the previous year's performance of each of our Named Executive Officers. In connection with this review, the Compensation Committee generally reviews and adjusts, as appropriate, annual base salaries for our Named Executive Officers, determines their annual discretionary incentive bonuses based on their prior year's performance and reviews their total compensation against market data. The Compensation Committee also, on occasion, meets with our Chief Executive Officer to obtain recommendations with respect to the Company's compensation programs and practices generally. The Compensation Committee considers, but is not bound to accept, management's recommendations with respect to Named Executive Officer compensation.

The Compensation Committee discusses our Chief Executive Officer's compensation package with him, but makes decisions with respect to his compensation without him present. The Compensation Committee has the ultimate authority to make decisions with respect to the compensation of our Named Executive Officers.

Our Compensation Committee reports to our Board on the major items covered at each Compensation Committee meeting.

In making compensation decisions, it has been the practice of the Compensation Committee to review the historical levels of each element of a Named Executive Officer's total compensation and to compare each element with that of other named executive officers in an appropriate market comparison group, which includes other comparable energy companies within our industry of similar size in terms of revenue and market capitalization. The comparison of each Named Executive Officer's compensation to market compensation data has been prepared by executive compensation consultants.  Even though the Compensation Committee has reviewed market compensation data, we do not believe that it is appropriate to establish compensation levels based solely on benchmarking. Our Compensation Committee relies upon the judgment of its members in making compensation decisions, after reviewing the performance of the Company and carefully evaluating each Named Executive Officer's performance during the year against leadership qualities, operational performance, business responsibilities, career with the Company, current compensation arrangements, and long-term potential to enhance stockholder value. While competitive market compensation paid by other companies is one of the many factors that the Compensation Committee considers in assessing the reasonableness of compensation, the Compensation Committee does not attempt to maintain a certain target percentile within a peer group or otherwise rely entirely on that data to determine Named Executive Officer compensation. Instead, the Compensation Committee incorporates flexibility into our compensation programs and in the assessment process to respond to and adjust for the evolving business environment. We strive to achieve an appropriate mix between equity incentive awards and cash payments in order to meet our objectives, however we do not rigidly apply any particular apportionment goal and it does not control our compensation decisions. Our mix of compensation elements is designed to reward recent results and motivate long-term performance through a combination of cash and equity incentive awards. We believe the most important indicator of whether our compensation objectives are being met is our ability to motivate our Named Executive Officers to deliver superior performance and to retain them to continue their careers with the Company on a cost-effective basis.

Our Compensation Committee considers the possible tax consequences to the Company and to its executives of our compensation programs, the accounting consequences to the Company of different compensation decisions and the impact of such decisions on stockholder dilution. With respect to the tax consequences to the Company, the Compensation Committee considers the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to our Named Executive Officers. Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for any of the Named Executive Officers, unless compensation is qualified performance based compensation within the meaning of Section 162(m). Where reasonably practicable, our Compensation Committee and Board seeks to qualify the variable compensation paid to our Named Executive Officers for an exemption from the deductibility limitations of Section 162(m). In approving the amount and form of compensation for our Named Executive Officers, our Compensation Committee will continue to consider all elements of the cost to us of providing such compensation, including the potential impact of Section 162(m). However, to maintain maximum flexibility in designing compensation programs, the Compensation Committee will not limit compensation to those levels or types of compensation that are intended to be deductible or that lead to a particular accounting result or level of stockholder dilution.

Our Compensation Committee structures our executive compensation program in a manner that it believes does not promote inappropriate risk taking by our executives, but rather encourages management to take a balanced approach, focused on achieving our corporate goals.

Elements of Our Executive Compensation Program

We maintain an executive compensation program for our Named Executive Officers comprised of fixed and performance-variable elements. There are four main elements of each Named Executive Officer's total compensation that address and fulfill the objectives set forth above. These elements, described in more detail below, are:

•   base salary;

•   annual discretionary incentive bonus;

•   long-term equity incentives; and

•   perquisites, health and welfare benefits and other compensation.

The compensation that each Named Executive Officer receives is a combination of these elements. The Company has chosen these elements because they align the interests of our stockholders with those of our Named Executive Officers by focusing on compensation that includes pay that links individual performance to the Company's performance, short-term and long-term performance goals, equity-based benefits that promote an ownership mentality with the Company, and benefits that ensure healthy and productive employees.

Named Executive Officers' Fiscal Year 2010 Compensation

Base Salaries

In general, base salaries for our Named Executive Officers are initially established through arms-length negotiation at the time the executive is hired, taking into account such executive's qualifications, experience, prior salary and competitive salary information for companies that are comparable to ours. Base salaries of our Named Executive Officers are reviewed annually and adjustments to base salaries are based on the scope of an executive's responsibilities, individual contribution, prior experience and sustained performance. Decisions regarding salary increases generally take into account the Named Executive Officer's current salary and the amounts paid to the Named Executive Officer's peers outside the company. In addition to considering the competitive pay practices of other companies, we also consider the amounts paid to a Named Executive Officer's peers inside the Company by conducting an internal analysis which compares the pay of each Named Executive Officer to other members of the management team. Base salaries are also reviewed in the case of promotions or other significant changes in responsibility. Base salaries are not automatically increased if the Compensation Committee believes that other elements of compensation are more appropriate in light of our stated objectives. This strategy is consistent with our intent of offering compensation that is both cost-effective and contingent on the achievement of performance objectives.

The base salaries paid to all of our Named Executive Officers for fiscal 2010 are set forth in the “Summary Executive Compensation Table” above.

Annual Discretionary Incentive Bonuses

It is the Compensation Committee's objective to ensure that performance bonuses made to the Named Executive Officers are tied to the Company's overall financial performance and stockholder value. The Company's practice has been to determine and pay annual discretionary incentive bonuses for performance during a particular fiscal year following the end of the fiscal year. Such determination is made within the complete discretion of the Compensation Committee, based on the Compensation Committee's retrospective review of both the Company's performance and the individual Named Executive Officer's performance for the fiscal year. No pre-established formula is followed by the Compensation Committee for determining whether and the extent to which any employee may receive a bonus. More specifically, the Compensation Committee does not prospectively establish individual or Company-wide qualitative or quantitative targets that must be achieved in order for Named Executive Officers to earn a bonus under the annual discretionary incentive bonus program. This structuring of discretionary performance bonuses based on a pay-for-performance method motivates and rewards the Named Executive Officers for their contributions to strong annual business performance by making a substantial portion of their total cash compensation received variable and dependent upon the Company's annual financial performance, as determined at the discretion of the Compensation Committee.

Long-Term Equity Incentives

The goals of our long-term, equity-based incentive awards are to align the interests of our Named Executive Officers with the interests of our stockholders and to provide each Named Executive Officer with an incentive to manage the Company from the perspective of an owner with an equity stake in the business. Because vesting is based on continued service, our equity-based incentives also facilitate the retention of our Named Executive Officers through the vesting period of the awards. In determining the size of the long-term equity incentives to be awarded to our Named Executive Officers, our Compensation Committee may take into account a number of internal factors, such as the relative job scope, the value of existing long-term incentive awards, individual performance history, prior contributions to the Company, the size of prior grants and competitive market data. Based upon some or all of these factors, the Compensation Committee determines the size of the long-term equity incentives at levels it considers appropriate to create a meaningful opportunity for reward predicated on the creation of long-term stockholder value.

To reward and retain our Named Executive Officers in a manner that best aligns employees' interests with stockholders' interests, our Compensation Committee uses stock options as the primary incentive vehicle for long-term compensation opportunities. We believe that issuing stock options is an effective tool to meet one of the objectives of our compensation program by increasing long-term stockholder value through the tying of the value of the stock options to our future financial performance. Because stock option recipients are only able to profit from stock options if our stock price increases relative to the stock option's exercise price, we believe that stock options provide meaningful incentives to achieve an increase in the overall value of our stock over time.

Consistent with the process in place in prior years, annual grants of options to the Named Executive Officers are typically approved by the Compensation Committee during the fourth quarter of the year. While the vast majority of stock option awards to our Named Executive Officers have been made pursuant to this annual process, the Compensation Committee retains the discretion to make stock option awards to Named Executive Officers at other times, including in connection with the hiring of a Named Executive Officer, for retention purposes or for other circumstances recommended by management or the Compensation Committee.

Consistent with the practice for all of our employees, the exercise price of each stock option grant made to a Named Executive Officer is the fair market value of the Company's common stock on the grant date, which our equity incentive plans determine to be the closing price of our common stock on the NASDAQ Global Market on the date of grant. Except as otherwise described in this proxy statement, stock option awards to our Named Executive Officers typically vest over a five-year period as follows: 20% of the shares underlying the option vest upon the completion of each year of service on each of the first through fifth annual anniversaries of the vesting commencement date.

Perquisites, Health and Welfare Benefits and Other Compensation

The establishment of competitive benefit packages for our Named Executive Officers is an important factor in attracting and retaining highly qualified personnel. Our Named Executive Officers are eligible to participate in all of our employee benefit plans, including but not limited to medical, dental, vision, in each case on the same basis as other employees. We believe that these health and welfare benefits help ensure that the company has a productive and focused workforce through reliable and competitive health and other benefits.

We do not generally provide significant perquisites or personal benefits to our Named Executive Officers with the exception that vehicles are provided to several executives for their use.

Change In Control Agreements

The Company’s 2010 Stock Incentive Plan provides that, if the Company is a party to a merger, reorganization or other corporate transaction, outstanding awards shall be subject to the agreement providing for such merger, reorganization or corporate transaction.  Such agreement need not provide for uniform treatment of awards (or portions thereof) and may provide, without limitation, for the assumption of outstanding awards (or portions thereof) by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting or for their cancellation with or without consideration, in all cases without the consent of the participant.

The Compensation Committee may determine, at the time of grant of an award or thereafter, that such award shall become vested and exercisable, in full or in part, in the event of a change in control.

Stock Ownership Guidelines

We have not adopted stock ownership guidelines. We currently do not require our directors or executive officers to own a particular amount of our common stock. Our Compensation Committee is satisfied that stock and option holdings among our directors and executive officers are sufficient at this time to provide motivation and to align this group's interests with those of our stockholders.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee currently consists of Ms. Shirley Kiang (Chair), Ian Robinson, CPA and Joseph Borich.  No member of the Compensation Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

Report of the Compensation Committee

The information set forth in this Report of the Compensation Committee shall not be deemed incorporated by reference to any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and otherwise shall not be deemed “soliciting materials” or to be “filed” with the SEC or subject to Regulations 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Exchange Act.

The Compensation Committee has reviewed and discussed the Company’s Compensation Discussion and Analysis contained in this Proxy Statement with management.  Based on this review and discussion, the Compensation Committee recommended to the Board that such Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the members of the Compensation Committee of the Board of Directors,

Ms. Shirley Kiang, Chair

Mr. Ian Robinson, CPA

Mr. Joseph Borich

REPORT OF THE AUDIT COMMITTEE

The information set forth in this Report of the Audit Committee shall not be deemed incorporated by reference to any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and otherwise shall not be deemed “soliciting materials” or to be “filed” with the SEC or subject to Regulations 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Exchange Act.

The Audit Committee of the Board of Directors is comprised of the directors named below.  Each member of the Audit Committee is an independent director as defined by NASDAQ rules.  A written charter adopted by the Board of Directors governs the Audit Committee’s activities.  The Audit Committee has reviewed and discussed our audited financial statements with management, which has primary responsibility for the financial statements.

Kabani & Co., Inc., our independent registered public accounting firm, is responsible for expressing an opinion on the conformity of our audited financial statements with accounting principles generally accepted in the United States of America.  The Audit Committee has discussed with Kabani & Co., Inc. the matters required to be discussed by the statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended, which includes, among other items, matters relating to the conduct of an audit of our financial statements.  The Audit Committee has received the written disclosures and the letter from Kabani & Co., Inc. required by the Public Company Accounting Oversight Board regarding Kabani & Co., Inc.’s communications with the Audit Committee concerning independence and has discussed with Kabani & Co., Inc. their independence from the Company.  Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended April 30, 2010 and in our fiscal year 2010 Annual Report to Stockholders.

Submitted by the members of the Audit Committee of the Board of Directors,

Mr. Ian Robinson, CPA, Chair

Ms. Shirley Kiang

Mr. Edward L. Dowd, Jr.

ANNUAL REPORT

The Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2010 (“Annual Report”), as filed with the SEC, excluding exhibits, is available to stockholders on the Company’s website at www.llenergyinc.com. We will furnish the Annual Report free of charge to any stockholder upon written request to the Company at 130 Andover Park East Suite 200, Seattle, WA 98188. The Annual Report is not incorporated in, and is not a part of, this Proxy Statement and is not proxy-soliciting material. We encourage you to review the Annual Report together with any later information that we file with the SEC and other publicly available information. Documents we file with the SEC may be reviewed and/or obtained through the SEC’s Electronic Data Gathering Analysis and Retrieval System, which is publicly available through the SEC’s website at www.sec.gov.

STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

To be considered for inclusion in next year's proxy statement, stockholder proposals must be received at our principal executive offices no later than the close of business on April 11, 2011.  However, if the Company schedules its 2011 Annual Meeting of Stockholders earlier than August 10, 2011, or later than October 9, 2011, then the deadline for stockholder proposals will be a reasonable time before the Company begins to print and send its proxy materials to stockholders.  The Company reserves the right to exclude stockholder proposals pursuant to SEC rules, or if untimely.  Stockholders continuously holding at least 1% of $2,000 in market value of the issued and outstanding shares of a class of our securities for at least one year are eligible to submit proposals.

Notice of intention to present a proposal at the 2011 Annual Meeting should be addressed to the Chief Executive Officer, L & L Energy, Inc., 130 Andover Park East, Suite 200, Seattle, Washington 98188.  We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.  Any stockholder proposal for next year's annual meeting submitted after the deadline described above will not be considered filed on a timely basis.  For proposals that are not timely filed, we retain discretion to vote the proxies we receive.  For proposals that are timely filed, we retain discretion to vote the proxies we receive, provided that (i) we include in our proxy statement advice on the nature of the proposal and how we intend to exercise our voting discretion and (ii) the proponent does not issue a proxy statement.

OTHER MATTERS

The Board of Directors does not know of any other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting or any adjournment thereof, the proxy holders named in the accompanying proxy card will have discretionary authority to vote all proxies in accordance with their best judgment with respect to any such matters.

By Order of the Board of Directors,

/s/ Dickson V. Lee

Dickson V. Lee, Chairman & Chief Executive Officer

Seattle, WA

August 12, 2010

ANNEX A

2010 STOCK INCENTIVE PLAN

L & L ENERGY, INC.

2010 STOCK INCENTIVE PLAN

Table of Contents

-i-

Table of Contents

(continued)

-ii-

L & L ENERGY, INC.

2010 STOCK INCENTIVE PLAN

1.                   INTRODUCTION

The Company’s Board of Directors approved the L & L Energy, Inc. 2010 Stock Incentive Plan on July 29, 2010; provided that the Plan shall become effective upon its approval by the stockholders of the Company.  If the stockholders do not approve the Plan, no Awards will be made under the Plan.

The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by offering Key Employees an opportunity to share in such long-term success by acquiring a proprietary interest in the Company.

The Plan seeks to achieve this purpose by providing for discretionary long-term incentive Awards in the form of Options (which may constitute Incentive Stock Options or Non-statutory Stock Options), Stock Appreciation Rights, Stock Grants, and Stock Units.

The Plan shall be governed by, and construed in accordance with, the laws of the State of Washington (except its choice-of-law provisions).

Capitalized terms shall have the meaning provided in Section 2 unless otherwise provided in this Plan or any related Stock Option Agreement, SAR Agreement, Stock Grant Agreement or Stock Unit Agreement.

2.                   DEFINITIONS

“Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

“Award” means any award of an Option, SAR, Stock Grant or Stock Unit under the Plan.

“Board” means the Board of Directors of the Company, as constituted from time to time.

“Cashless Exercise” means, to the extent that a Stock Option Agreement so provides and as permitted by applicable law, a program approved by the Committee in which payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price and, if applicable, the amount necessary to satisfy the Company’s withholding obligations at the minimum statutory withholding rates, including, but not limited to, U.S. federal and state income taxes, payroll taxes, and foreign taxes, if applicable.

“Cause” means, except as may otherwise be provided in a Participant’s employment agreement or Award agreement, commission by a Participant of a felony crime or the failure of a Participant to contest prosecution for a felony crime, or a Participant’s misconduct, fraud or dishonesty (as such terms are defined by the Committee in its sole discretion), or any unauthorized use or disclosure of confidential information or trade secrets, in each case as determined by the Committee, and the Committee’s determination shall be conclusive and binding.

“Change In Control” except as may otherwise be provided in a Participant’s employment agreement or Award agreement, means the occurrence of any of the following:

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                     i.                        The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if the Company’s stockholders immediately prior to such merger, consolidation or reorganization cease to directly or indirectly own immediately after such merger, consolidation or reorganization at least a majority of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization;

                    ii.                        The consummation of the sale, transfer or other disposition of all or substantially all of the Company's assets (other than (1) to a corporation or other entity of which at least a majority of its combined voting power is owned directly or indirectly by the Company, (2) to a corporation or other entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company or (3) to a continuing or surviving entity described in paragraph (i) of this definition in connection with a merger, consolidation or corporate reorganization which does not result in a Change in Control under such paragraph;

                  iii.                        A change in the composition of the Board, as a result of which fewer than one-half of the incumbent directors are directors who either (1) had been directors of the Company on the date 24 months prior to the date of the event that may constitute a Change in Control (the “original directors”) or (2) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved;

                  iv.                        The consummation of any transaction as a result of which any person becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 35% of the total voting power represented by the Company's then outstanding voting securities.  For purposes of this paragraph (iv), the term “person” shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude:

1.       A trustee or other fiduciary holding securities under an employee benefit plan of the Company or an Affiliate of the Company;

2.       A corporation or other entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company;

3.       The Company; and

4.       A corporation or other entity of which at least a majority of its combined voting power is owned directly or indirectly by the Company; or

                   v.                        A complete winding up, liquidation or dissolution of the Company.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transactions.

“Code” means the Internal Revenue Code of 1986, as amended, and the regulations and interpretations promulgated thereunder.

“Committee” means a committee described in Section 3.

A-2

“Common Stock” means the Company’s common stock.

“Company” means L & L Energy, Inc., a Nevada corporation.

“Consultant” means an individual who performs bona fide services to the Company, a Parent, a Subsidiary or an Affiliate, other than as an Employee or Director or Non-Employee Director.

“Covered Employees” means those persons who are subject to the limitations of Code Section 162(m).

“Director” means a member of the Board who is also an Employee.

“Disability” means, except as may otherwise be provided in an Award agreement, that the Key Employee is classified as disabled under a long‑term disability policy of the Company or, if no such policy applies, the Key Employee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

“Employee” means an individual who is a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means, in the case of an Option, the amount for which a Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement.  “Exercise Price,” in the case of a SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value in determining the amount payable upon exercise of such SAR.

“Fair Market Value” means the market price of a Share as determined in good faith by the Committee.  The Fair Market Value shall be determined by the following: (i) If the Shares were traded over-the-counter or listed with NASDAQ on the date in question, then the Fair Market Value shall be equal to the last transaction price quoted by the NASDAQ system for the date in question or (ii) if the Common Stock is listed on the New York Stock Exchange or the American Stock Exchange on the date in question, the Fair Market Value is the closing selling price for the Common Stock as such price is officially quoted in the composite tape of transactions on the exchange determined by the Committee to be the primary market for the Common Stock for the date in question; provided, however, that if there is no such reported price for the Common Stock for the date in question under (i) or (ii), then such price on the last preceding date for which such price exists shall be determinative of Fair Market Value.

If neither (i) or (ii) are applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Western Edition of The Wall Street Journal.  Such determination shall be conclusive and binding on all persons.

“Fiscal Year” means the Company’s fiscal year.

“Grant” means any grant of an Award under the Plan.

“Incentive Stock Option” or “ISO” means an incentive stock option described in Code Section 422.

“Key Employee” means an Employee, Director, Non-Employee Director or Consultant who has been selected by the Committee to receive an Award under the Plan.

“Non-Employee Director” means a member of the Board who is not an Employee.

A-3

“Non-statutory Stock Option” or “NSO” means a stock option that is not an ISO.

“Option” means an ISO or NSO granted under the Plan entitling the Optionee to purchase Shares.

“Optionee” means an individual, estate or other entity that holds an Option.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

“Participant” means an individual or estate or other entity that holds an Award.

“Performance Goal” means an objective formula or standard utilizing one or more of the following factors and any objectively verifiable adjustment(s) thereto permitted and pre-established by the Compensation Committee in accordance with Code Section 162(m): (i) operating income; (ii) earnings before interest, taxes, depreciation and amortization; (iii) earnings; (iv) cash flow; (v) market share; (vi) sales; (vii) revenue; (viii) profits before interest and taxes; (ix) expenses; (x) cost of goods sold; (xi) profit/loss or profit margin; (xii) working capital; (xiii) return on capital, equity or assets; (xiv) earnings per share; (xv) economic value added; (xvi) stock price; (xvii) price/earnings ratio; (xviii) debt or debt-to-equity; (xix) accounts receivable; (xx) write-offs; (xxi) cash; (xxii) assets; (xxiii) liquidity; (xxiv) intellectual property (e.g., patents); (xxv) product development; (xxvi) regulatory activity and compliance; (xxvii)  manufacturing, production or inventory; (xxviii)  mergers and acquisitions or divestitures; (xxix)  financings; (xxx) environmental performance; (xxxi) strategic alliances; (xxxii) customer diversification; (xxxiii) mine usage rights; (xxxiv) proven and probable reserves and/or (xxxv) customer satisfaction, each with respect to the Company and/or one or more of its affiliates or operating units.

“Performance Period” means any period not exceeding 36 months as determined by the Committee, in its sole discretion.  The Committee may establish different Performance Periods for different Participants, and the Committee may establish concurrent or overlapping Performance Periods.

“Plan” means this L & L Energy, Inc. 2010 Stock Incentive Plan as it may be amended and/or restated from time to time.

“Re-Price” means that the Company has lowered or reduced the Exercise Price of outstanding Options and/or outstanding SARs for any Participant(s), whether through amendment, cancellation, or replacement grants, or any other means.

“SAR Agreement” means the agreement described in Section 8 evidencing each Award of a Stock Appreciation Right.

“SEC” means the Securities and Exchange Commission.

“Section 16 Persons” means those officers, directors or other persons who are subject to Section 16 of the Exchange Act.

“Securities Act” means the Securities Act of 1933, as amended.

“Service” means service as an Employee, Director, Non-Employee Director or Consultant.  A Participant’s Service does not terminate when continued service crediting is required by applicable law.  However, for purposes of determining whether an Option is entitled to continuing ISO status, a common-law employee’s Service will be treated as terminating 90 days after such Employee went on leave, unless such Employee’s right to return to active work is guaranteed by law or by a contract.  Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work.  The Committee determines which leaves count toward Service, and when Service terminates for all purposes under the Plan.  Further, unless otherwise determined by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant provides service to the Company, a Parent, Subsidiary or Affiliate, or a transfer between entities (the Company or any Parent, Subsidiary, or Affiliate); provided that there is no interruption or other termination of Service.

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“Share” means one share of Common Stock.

“Stock Appreciation Right” or “SAR” means a stock appreciation right awarded under the Plan.

“Stock Grant” means Shares awarded under the Plan.

“Stock Grant Agreement” means the agreement described in Section 9 evidencing each Award of a Stock Grant.

“Stock Option Agreement” means the agreement described in Section 6 evidencing each Award of an Option.

“Stock Unit” means a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan.

“Stock Unit Agreement” means the agreement described in Section 10 evidencing each Award of a Stock Unit.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.  A corporation that attains (or loses) the status of a Subsidiary on a date after the adoption of the Plan shall be considered (or cease to be considered) a Subsidiary commencing as of such date.

“10-Percent Stockholder” means an individual who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries.  In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

3.                   ADMINISTRATION

a.                   Committee Composition.  The Board or a Committee appointed by the Board shall administer the Plan.  Unless the Board provides otherwise, the Company’s Compensation Committee shall be the Committee.  Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time.  The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

The Committee shall have membership composition which enables (i) Awards to Section 16 Persons to qualify as exempt from liability under Section 16(b) of the Exchange Act and (ii) Awards to Covered Employees to qualify as performance-based compensation as provided under Code Section 162(m).

The Board may also appoint one or more separate committees of the Board, each composed of two or more directors of the Company (or such fewer number of directors permitted under applicable corporate law) who need not qualify under Rule 16b-3 or Code Section 162(m), that may administer the Plan with respect to Key Employees who are not Section 16 Persons or Covered Employees, respectively, may grant Awards under the Plan to such Key Employees and may determine all terms of such Awards.

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Notwithstanding the foregoing, the Board shall constitute the Committee and shall administer the Plan with respect to Non-Employee Directors, shall grant Awards under the Plan to such Non-Employee Directors, and shall determine all terms of such Awards.

b.                   Authority of the Committee.  Subject to the provisions of the Plan, the Committee shall have full authority and sole discretion to take any actions it deems necessary or advisable for the administration of the Plan.  Such actions shall include:

(i)                   selecting Key Employees who are to receive Awards under the Plan;

(ii)                 determining the type, number, vesting requirements and other features and conditions of such Awards and amending such Awards;

(iii)                correcting any defect, supplying any omission, or reconciling any inconsistency in the Plan or any Award agreement;

(iv)               accelerating the vesting, or extending the post-termination exercise term, of Awards at any time and under such terms and conditions as it deems appropriate;

(v)                 interpreting the Plan;

(vi)               making all other decisions relating to the operation of the Plan; and

(vii)              adopting such plans or subplans as may be deemed necessary or appropriate to provide for the participation by Key Employees of the Company and its Subsidiaries and Affiliates who reside outside the U.S., which plans and/or subplans shall be attached hereto as Appendices.

The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan.  The Committee’s determinations under the Plan shall be final and binding on all persons.

c.                    Indemnification.  To the maximum extent permitted by applicable law, each member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Stock Option Agreement, SAR Agreement, Stock Grant Agreement or Stock Unit Agreement, and (ii) from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

4.                   GENERAL

a.                   General Eligibility.  Only Employees, Directors, Non-Employee Directors and Consultants shall be eligible for designation as Key Employees by the Committee, in its sole discretion.

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b.                   Incentive Stock Options.  Only Key Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs.  In addition, a Key Employee who is a 10-Percent Stockholder shall not be eligible for the grant of an ISO unless the requirements set forth in Section 422(c)(5) of the Code are satisfied.

c.                    Restrictions on Shares.  Any Shares issued pursuant to an Award shall be subject to such rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine, in its sole discretion.  Such restrictions shall apply in addition to any restrictions that may apply to holders of Shares generally and shall also comply to the extent necessary with applicable law.  In no event shall the Company be required to issue fractional Shares under this Plan.

d.                   Beneficiaries.  Unless stated otherwise in an Award agreement, a Participant may designate one or more beneficiaries with respect to an Award by timely filing the prescribed form with the Company.  A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Participant’s death.  If no beneficiary was designated or if no designated beneficiary survives the Participant, then after a Participant’s death any vested Award(s) shall be transferred or distributed to the Participant’s estate.

e.                    Performance Conditions.  The Committee may, in its discretion, include performance conditions in an Award or grant an Award upon the satisfaction of performance conditions.  If performance conditions are included in Awards to Covered Employees, then such Awards may be subject to the achievement of Performance Goals established by the Committee.  Such Performance Goals shall be established and administered pursuant to the requirements of Code Section 162(m).  Before any Shares underlying an Award or any Award payments subject to Performance Goals are released to a Covered Employee with respect to a Performance Period, the Committee shall certify in writing that the Performance Goals for such Performance Period have been satisfied.  Awards with performance conditions that are granted to Key Employees who are not Covered Employees need not comply with the requirements of Code Section 162(m).

f.                    No Rights as a Stockholder.  A Participant, or a transferee of a Participant, shall have no rights as a stockholder with respect to any Common Stock covered by an Award until such person has satisfied all of the terms and conditions to receive such Common Stock, has satisfied any applicable withholding or tax obligations relating to the Award and the Shares have been issued (as evidenced by an appropriate entry on the books of the Company or a duly authorized transfer agent of the Company).

g.                    Termination of Service.  Unless the applicable Award agreement or, with respect to Participants who reside in the U.S., the applicable employment agreement provides otherwise, the following rules shall govern the vesting, exercisability and term of outstanding Awards held by a Participant in the event of termination of such Participant’s Service (in all cases subject to the expiration term of the Option or SAR as applicable): (i) upon termination of Service for any reason, all unvested portions of any outstanding Awards shall be immediately forfeited without consideration; (ii) if the Service of a Participant is terminated for Cause, then all unexercised Options and SARs, unvested portions of Stock Units and unvested portions of Stock Grants shall terminate and be forfeited immediately without consideration; (iii) if the Service of a Participant is terminated for any reason other than for Cause, death, or Disability, then the vested portion of his or her then-outstanding Options and/or SARs may be exercised by such Participant or his or her personal representative within three months after the date of such termination; or (iv) if the Service of a Participant is terminated due to death or Disability, the vested portion of his or her then-outstanding Options and/or SARs may be exercised within twelve months after the date of termination of Service.

h.                   Director Fees.  Subject to approval by the Board on such other terms approved by the Board and in accordance with the deferral election and other rules of Section 409A of the Code, each Non-Employee Director may elect to receive a Stock Grant or Stock Unit under the Plan in lieu of payment of a portion of his or her regular annual retainer based on the Fair Market Value of the Shares on the date any regular annual retainer would otherwise be paid.  For purposes of the Plan, a Non-Employee Director’s regular annual retainer shall not include any additional retainer paid in connection with service on any committee of the Board or paid for any other reason.  Such an election may be for any dollar or percentage amount equal to at least 25% of the Non-Employee Director’s regular annual retainer (up to a limit of 100% of the Non-Employee Director’s regular annual retainer).  Any amount of the regular annual retainer not elected to be received as a Stock Grant or Stock Unit shall be payable in cash in accordance with the Company’s standard payment procedures.  Shares granted under this Section 4(h) shall otherwise be subject to the terms of the Plan applicable to Non-Employee Directors or to Participants generally (other than provisions specifically applying only to Employees).

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5.                   SHARES SUBJECT TO PLAN AND SHARE LIMITS

a.                   Basic Limitations.  The stock issuable under the Plan shall be authorized but unissued Shares.  The aggregate number of Shares reserved for Awards under the Plan shall not exceed 4,200,000 Shares, subject to adjustment pursuant to Section 11.  Shares issued as Stock Grants or pursuant to Stock Units will count against the Shares available for issuance under the Plan as 1.5 Shares for every 1 Share issued in connection with the Award.

b.                   Additional Shares.  If Awards are forfeited or are terminated for any reason before being exercised or settled, then the Shares underlying such Awards, plus the number of additional Shares, if any, that counted against Shares available for issuance under the Plan in respect thereof at the time of Grant, shall again become available for Awards under the Plan.  If a Previous Plan Award is forfeited or is terminated for any other reason before being exercised or settled, then the Shares underlying such Previous Plan Award shall again become available for Awards under this Plan.  SARs shall be counted in full against the number of Shares available for issuance under the Plan, regardless of the number of Shares issued upon settlement of the SARs.

c.                    Dividend Equivalents.  Any dividend equivalents distributed under the Plan shall not be applied against the number of Shares available for Awards.

d.                   Share Limits.

(i)                   Limits on Options.  Subject to adjustment pursuant to Section 11, no Key Employee shall receive Options to purchase Shares during any Fiscal Year covering in excess of 420,000 Shares and the aggregate maximum number of Shares that may be issued in connection with ISOs shall be 4,200,000 Shares.

(ii)                 Limits on SARs.  Subject to adjustment pursuant to Section 11, no Key Employee shall receive Awards of SARs during any Fiscal Year covering in excess of 420,000 Shares and the aggregate maximum number of Shares that may be issued in connection with SARs shall be 4,200,000 Shares.

(iii)                Limits on Stock Grants and Stock Units.  Subject to adjustment pursuant to Section 11, no Key Employee shall receive Stock Grants or Stock Units during any Fiscal Year covering, in the aggregate, in excess of 420,000 Shares.

(iv)               Limits on Awards to Non-Employee Directors.  Subject to adjustment pursuant to Section 11, no Non-Employee Director shall receive Awards during any Fiscal Year covering, in the aggregate, in excess of 50,000 Shares; provided that any Shares received pursuant to an election under Section 4(h) shall not count against such limit.

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6.                   TERMS AND CONDITIONS OF OPTIONS

a.                   Stock Option Agreement.  Each Grant of an Option under the Plan shall be evidenced and governed exclusively by a Stock Option Agreement between the Optionee and the Company.  Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in a Stock Option Agreement (including without limitation any performance conditions).  The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.  The Stock Option Agreement shall also specify whether the Option is an ISO or an NSO.

b.                   Number of Shares.  Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall be subject to adjustment of such number in accordance with Section 11.

c.                    Exercise Price.  An Option’s Exercise Price shall be established by the Committee and set forth in a Stock Option Agreement.  The Exercise Price of an Option shall not be less than 100% of the Fair Market Value (110% for ISO grants to 10-Percent Stockholders) on the date of Grant.

d.                   Exercisability and Term.  Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable.  The Stock Option Agreement shall also specify the term of the Option; provided that the term of an Option shall in no event exceed ten years from the date of Grant.  Unless the applicable Stock Option Agreement provides otherwise, each Option shall vest with respect to 20% of the Shares subject to the Option upon completion of each year of Service on each of the first through fifth annual anniversaries of the vesting commencement date, and the term of the Option shall be five years from the date of Grant.  A Stock Option Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability, or other events.  Notwithstanding any other provision of the Plan, no Option can be exercised after the expiration date provided in the applicable Stock Option Agreement and no Option may provide that, upon exercise of the Option, a new Option will automatically be granted.

e.                    Modifications or Assumption of Options.  Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of Shares, at the same or a different Exercise Price, and with the same or different vesting provisions.  Notwithstanding the preceding sentence or anything to the contrary herein, the Committee may not Re-Price outstanding Options unless there is approval by the Company stockholders and, unless a modification is necessary or desirable to comply with any applicable law, regulation or rule, such modification of an Option shall not, without the consent of the Optionee, impair his or her rights or obligations under such Option.

f.                    Assignment or Transfer of Options.  Except as otherwise provided in the applicable Stock Option Agreement and then only to the extent permitted by applicable law, no Option shall be transferable by the Optionee other than by will or by the laws of descent and distribution.  Except as otherwise provided in the applicable Stock Option Agreement, an Option may be exercised during the lifetime of the Optionee only by the Optionee or by the guardian or legal representative of the Optionee.  No Option or interest therein may be assigned, pledged or hypothecated by the Optionee during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

7.                   PAYMENT FOR OPTION SHARES

The entire Exercise Price of Shares issued upon exercise of Options shall be payable in cash at the time when such Shares are purchased, except as follows and if so provided for in an applicable Stock Option Agreement:

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(i)                   Surrender of Stock.  Payment for all or any part of the Exercise Price or Options may be made with Shares which have already been owned by the Optionee; provided that the Committee may, in its sole discretion, require that Shares tendered for payment be previously held by the Optionee for a minimum duration.  Such Shares shall be valued at their Fair Market Value.

(ii)                 Cashless Exercise.  Payment for all or any part of the Exercise Price may be made through Cashless Exercise or a net exercise mechanism at the Committee's sole discretion.

(iii)                Other Forms of Payment.  Payment for all or any part of the Exercise Price may be made in any other form that is consistent with applicable laws, regulations and rules and approved by the Committee.

In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement.  The Stock Option Agreement may specify that payment may be made in any form(s) described in this Section 7.  In the case of an NSO granted under the Plan, the Committee may, in its discretion at any time, accept payment in any form(s) described in this Section 7.

8.                   TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

a.                   SAR Agreement.  Each Grant of a SAR under the Plan shall be evidenced and governed exclusively by a SAR Agreement between the Participant and the Company.  Such SAR shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in a SAR Agreement (including without limitation any performance conditions).  A SAR Agreement may provide for a maximum limit on the amount of any payout notwithstanding the Fair Market Value on the date of exercise of the SAR.  The provisions of the various SAR Agreements entered into under the Plan need not be identical.  SARs may be granted in consideration of a reduction in the Participant’s compensation.

b.                   Number of Shares.  Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall be subject to adjustment of such number in accordance with Section 11.

c.                    Exercise Price.  Each SAR Agreement shall specify the Exercise Price which shall be established by the Committee.  The Exercise Price of a SAR shall not be less than 100% of the Fair Market Value on the date of Grant.

d.                   Exercisability and Term.  Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable.  The SAR Agreement shall also specify the term of the SAR which shall not exceed ten years from the date of Grant.  Unless the applicable SAR Agreement provides otherwise, each SAR shall vest with respect to 20% of the Shares subject to the SAR upon completion of each year of Service on each of the first through fifth annual anniversaries of the vesting commencement date, and the term of the SAR shall be five years from the date of Grant.  A SAR Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability, or other events.  SARs may be awarded in combination with Options or Stock Grants, and such an Award shall provide that the SARs will not be exercisable unless the related Options or Stock Grants are forfeited.  A SAR may be included in an ISO only at the time of Grant but may be included in an NSO at the time of Grant or at any subsequent time, but not later than six months before the expiration of such NSO.  No SAR may provide that, upon exercise of the SAR, a new SAR will automatically be granted.

e.                    Exercise of SARs.  If, on the date when a SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion.  Upon exercise of a SAR, the Participant (or any person having the right to exercise the SAR) shall receive from the Company (i) Shares, (ii) cash or (iii) any combination of Shares and cash, as the Committee shall determine at the time of Grant of the SAR, in its sole discretion.  The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of exercise) of the Shares subject to the SARs exceeds the Exercise Price of those Shares.

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f.                    Modification or Assumption of SARs.  Within the limitations of the Plan, the Committee may modify, extend or assume outstanding stock appreciation rights or may accept the cancellation of outstanding stock appreciation rights (including stock appreciation rights granted by another issuer) in return for the grant of new SARs for the same or a different number of Shares, at the same or a different Exercise Price, and with the same or different vesting provisions.  Notwithstanding the preceding sentence or anything to the contrary herein, the Committee may not Re-Price outstanding SARs unless there is approval by the Company stockholders and, unless a modification is necessary or desirable to comply with any applicable law, regulation or rule, such modification of a SAR shall not, without the consent of the Participant, impair his or her rights or obligations under such SAR.

g.                    Assignment or Transfer of SARs.  Except as otherwise provided in the applicable SAR Agreement and then only to the extent permitted by applicable law, no SAR shall be transferable by the Participant other than by will or by the laws of descent and distribution.  Except as otherwise provided in the applicable SAR Agreement, a SAR may be exercised during the lifetime of the Participant only by the Participant or by the guardian or legal representative of the Participant.  No SAR or interest therein may be assigned, pledged or hypothecated by the Participant during his or her lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

9.                   TERMS AND CONDITIONS FOR STOCK GRANTS

a.                   Amount and Form of Awards.  Awards under this Section 9 may be granted in the form of a Stock Grant.  Each Stock Grant Agreement shall specify the number of Shares to which the Stock Grant pertains and shall be subject to adjustment of such number in accordance with Section 11.  A Stock Grant may also be awarded in combination with NSOs, and such an Award may provide that the Stock Grant will be forfeited if the related NSOs are exercised.

b.                   Stock Grant Agreement.  Each Stock Grant awarded under the Plan shall be evidenced and governed exclusively by a Stock Grant Agreement between the Participant and the Company.  Each Stock Grant shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in the applicable Stock Grant Agreement (including without limitation any performance conditions).  The provisions of the various Stock Grant Agreements entered into under the Plan need not be identical.

c.                    Payment for Stock Grants.  Stock Grants may be issued with or without cash consideration or any other form of legally permissible consideration approved by the Committee.

d.                   Vesting Conditions.  Each Stock Grant may or may not be subject to vesting.  Any such vesting provision may provide that Shares shall vest based on Service over time or shall vest, in full or in installments, upon satisfaction of performance conditions specified in the Stock Grant Agreement which may include Performance Goals pursuant to Section 4(e).  Unless the applicable Stock Grant Agreement provides otherwise, each Stock Grant shall vest with respect to 20% of the Shares subject to the Stock Grant upon completion of each year of Service on each of the first through fifth annual anniversaries of the vesting commencement date.  A Stock Grant Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability, or other events.

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e.                    Assignment or Transfer of Stock Grants.  Except as provided in the applicable Stock Grant Agreement, and then only to the extent permitted by applicable law, a Stock Grant awarded under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law.  Any act in violation of this Section 9(e) shall be void.  However, this Section 9(e) shall not preclude a Participant from designating a beneficiary who will receive any vested outstanding Stock Grant Awards in the event of the Participant’s death, nor shall it preclude a transfer of vested Stock Grant Awards by will or by the laws of descent and distribution.

f.                    Voting and Dividend Rights.  The holder of a Stock Grant awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders.  A Stock Grant Agreement, however, may require that the holder of such Stock Grant invest any cash dividends received in additional Shares subject to the Stock Grant.  Such additional Shares subject to the Stock Grant and any dividends paid in stock shall be subject to the same conditions and restrictions as the Stock Grant with respect to which the dividends were paid.  Such additional Shares subject to the Stock Grant and any stock dividends shall not reduce the number of Shares available for issuance under Section 5.

g.                    Modification or Assumption of Stock Grants.  Within the limitations of the Plan, the Committee may modify or assume outstanding stock grants or may accept the cancellation of outstanding stock grants (including stock granted by another issuer) in return for the grant of new Stock Grants for the same or a different number of Shares and with the same or different vesting provisions.  Notwithstanding the preceding sentence or anything to the contrary herein, the Committee may not modify an outstanding Stock Grant such that the modification shall, without the consent of the Participant, impair his or her rights or obligations under such Stock Grant, unless such modification is necessary or desirable to comply with any applicable law, regulation or rule.

10.                TERMS AND CONDITIONS OF STOCK UNITS

a.                   Stock Unit Agreement.  Each grant of Stock Units under the Plan shall be evidenced and governed exclusively by a Stock Unit Agreement between the Participant and the Company.  Such Stock Units shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Committee deems appropriate for inclusion in the applicable Stock Unit Agreement (including without limitation any performance conditions).  The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical.  Stock Units may be granted in consideration of a reduction in the Participant’s other compensation.

b.                   Number of Shares.  Each Stock Unit Agreement shall specify the number of Shares to which the Stock Unit Grant pertains and shall be subject to adjustment of such number in accordance with Section 11.

c.                    Payment for Stock Units.  Stock Units shall be issued without consideration.

d.                   Vesting Conditions.  Each Award of Stock Units may or may not be subject to vesting.  Any such vesting provision may provide that Shares shall vest based on Service over time or shall vest, in full or in installments, upon satisfaction of performance conditions specified in the Stock Unit Agreement which may include Performance Goals pursuant to Section 4(e).  Unless the applicable Stock Unit Agreement provides otherwise, each Stock Unit shall vest with respect to 20% of the Shares subject to the Stock Unit upon completion of each year of Service on each of the first through fifth annual anniversaries of the vesting commencement date.  A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, Disability, or other events.

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e.                    Voting and Dividend Rights.  The holders of Stock Units shall have no voting rights.  Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents.  Such right entitles the holder to be credited with an amount equal to all cash and stock dividends paid on the number of Shares covered by the Stock Units while the Stock Units are outstanding.  Dividend equivalents may be converted into additional Stock Units.  Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both.  Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.

f.                    Form and Time of Settlement of Stock Units.  Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee at the time of the grant of the Stock Units, in its sole discretion.  Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days.  Vested Stock Units may be settled in a lump sum or in installments as determined by the Committee at the time of grant.  The distribution may occur or commence when the vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred if permitted by the Committee, in accordance with applicable law, to any later date.  The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents.  Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 11.

g.                    Creditors’ Rights.  A holder of Stock Units shall have no rights other than those of a general creditor of the Company.  Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

h.                   Modification or Assumption of Stock Units.  Within the limitations of the Plan, the Committee may modify or assume outstanding stock units or may accept the cancellation of outstanding stock units (including stock units granted by another issuer) in return for the grant of new Stock Units for the same or a different number of Shares and with the same or different vesting provisions.  Notwithstanding the preceding sentence or anything to the contrary herein, the Committee may not modify an outstanding Stock Unit such that the modification shall, without the consent of the Participant, impair his or her rights or obligations under such Stock Unit, unless such modification is necessary or desirable to comply with any applicable law, regulation or rule.

i.                     Assignment or Transfer of Stock Units.  Except as provided in the applicable Stock Unit Agreement, and then only to the extent permitted by applicable law, Stock Units shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor’s process, whether voluntarily, involuntarily or by operation of law.  Any act in violation of this Section 10(i) shall be void.  However, this Section 10(i) shall not preclude a Participant from designating a beneficiary who will receive any outstanding vested Stock Units in the event of the Participant’s death, nor shall it preclude a transfer of vested Stock Units by will or by the laws of descent and distribution.

11.                PROTECTION AGAINST DILUTION

a.                   Adjustments.  In the event of a stock split, reverse stock split, subdivision of the outstanding Shares, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a reclassification of the Shares, a combination or consolidation of the outstanding Shares (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, reorganization, merger, liquidation, split-up, distribution, exchange of Shares, repurchase of Shares, change in corporate structure, a spin-off or a similar occurrence, the Committee shall make appropriate adjustments to the following:

(i)                   the number of Shares and the kind of shares or securities available for future Awards under Section 5;

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(ii)                 the limits on Awards specified in Section 5;

(iii)                the number of Shares and the kind of shares or securities covered by each outstanding Award; or

(iv)               the Exercise Price under each outstanding SAR or Option.

b.                   Participant Rights.  Except as provided in this Section 11, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.  If by reason of an adjustment pursuant to this Section 11 a Participant’s Award covers additional or different shares of stock or securities, then such additional or different shares and the Award in respect thereof shall be subject to all of the terms, conditions and restrictions which were applicable to the Award and the Shares subject to the Award prior to such adjustment.

c.                    Fractional Shares.  Any adjustment of Shares pursuant to this Section 11 shall be rounded down to the nearest whole number of Shares.  Under no circumstances shall the Company be required to authorize or issue fractional shares and no consideration shall be provided as a result of any fractional shares not being issued or authorized.

12.                EFFECT OF A CHANGE IN CONTROL AND OTHER CORPORATE TRANSACTIONS

a.                   Merger or Reorganization.  If the Company is a party to a merger, reorganization or other corporate transaction, outstanding Awards shall be subject to the agreement providing for such merger, reorganization or corporate transaction.  Such agreement need not provide for uniform treatment of Awards (or portions thereof) and may provide, without limitation, for the assumption of outstanding Awards (or portions thereof) by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting or for their cancellation with or without consideration, in all cases without the consent of the Participant.

b.                   Acceleration.  The Committee may determine, at the time of grant of an Award or thereafter, that such Award shall become vested and exercisable, in full or in part, in the event of a Change In Control.

c.                    Dissolution.  To the extent not previously exercised or settled, Options, SARs and Restricted Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

13.                LIMITATIONS ON RIGHTS

a.                   No Entitlements.  A Participant’s rights, if any, in respect of or in connection with any Award is derived solely from the discretionary decision of the Company to permit the individual to participate in the Plan and to benefit from a discretionary Award.  By accepting an Award under the Plan, a Participant expressly acknowledges that there is no obligation on the part of the Company to continue the Plan and/or grant any additional Awards.  Any Award granted hereunder is not intended to be compensation of a continuing or recurring nature, or part of a Participant’s normal or expected compensation, and in no way represents any portion of a Participant’s salary, compensation, or other remuneration for purposes of pension benefits, severance, redundancy, resignation or any other purpose.

Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an employee, consultant or director of the Company, a Parent, a Subsidiary or an Affiliate.  The Company and its Parents and Subsidiaries and Affiliates reserve the right to terminate the Service of any person at any time, and for any reason, subject to applicable laws, the Company’s Articles of Incorporation and Bylaws and a written employment agreement (if any), and such terminated person shall be deemed irrevocably to have waived any claim to damages or specific performance for breach of contract or dismissal, compensation for loss of office, tort or otherwise with respect to the Plan or any outstanding Award that is forfeited and/or is terminated by its terms or to any future Award.

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b.                   Stockholders’ Rights.  A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Shares covered by his or her Award prior to the issuance of such Shares (as evidenced by an appropriate entry on the books of the Company or a duly authorized transfer agent of the Company).  No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such Shares are issued, except as expressly provided in Section 11.

c.                    Regulatory Requirements.  Any other provision of the Plan notwithstanding, the obligation of the Company to issue Shares or other securities under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required.  The Company reserves the right to restrict, in whole or in part, the delivery of Shares or other securities pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Shares or other securities, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

14.                WITHHOLDING TAXES

a.                   General.  A Participant shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with his or her Award.  The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

b.                   Share Withholding.  If a public market for the Company’s Shares exists, the Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations (such obligations determined at the minimum statutory withholding rates) by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering or attesting to all or a portion of any Shares that he or she previously acquired (which have been held for such period of time to avoid adverse accounting consequences).  Except as otherwise determined by the Committee, such Shares shall be valued at the Fair Market Value as of the date the tax obligations are required to be withheld or remitted.  Any payment of taxes by assigning Shares to the Company may be subject to restrictions, including, but not limited to, any restrictions required by rules of the SEC.  The Committee may, in its discretion, also permit a Participant to satisfy withholding or income tax obligations related to an Award through Cashless Exercise or through a sale of Shares underlying the Award.

15.                DURATION AND AMENDMENTS

a.                   Term of the Plan.  The Plan shall become effective upon its approval by Company stockholders.  The Plan shall terminate on the tenth anniversary of its adoption by the Board and may be terminated on any earlier date pursuant to this Section 15.

b.                   Right to Amend or Terminate the Plan.  The Board may amend or terminate the Plan at any time and for any reason.  The termination of the Plan, or any amendment thereof, shall not impair the rights or obligations of any Participant under any Award previously granted under the Plan without the Participant’s consent, unless such modification is necessary or desirable to comply with any applicable law, regulation or rule.  No Awards shall be granted under the Plan after the Plan’s termination.  An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent such approval is otherwise required by applicable laws, regulations or rules.

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16.                EXECUTION

To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute this Plan on behalf of the Company.

L & L ENERGY, inc.

By:
        Name:    Dickson V. Lee

        Title:       Chairman & Chief Executive Officer

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ANNEX B

COMPENSATION REPORT OF

HODAK VALUE ADVISORS

July 26, 2010

Ms. Shirley Kiang

Chair, Compensation Committee of the Board of Directors

L&L Energy, Inc.

130 Andover Park East, Suite 101

Seattle, WA 98188

Dear Ms. Kiang:

We have reviewed the Compensation Committee’s proposed 2010 and 2011 compensation for management and the board of L&L Energy, Inc. (L&L).

Our review was conducted for the purposes of assessing the reasonableness of total compensation, including awarded cash and equity bonuses, for:

•                   Four top L&L managers for fiscal year 2010,

•                   FY 2011 salaries for five top managers, and

•                   Proposed FY 2011 compensation for all directors on L&L’s board.

This review was conducted against a standard that considers and balances the following compensation governance objectives:

•                   Rewarding management for valuable contributions to the firm’s rapid growth and transformation into a public company,

•                   Retaining and potentially attracting key management talent at this point in the company’s evolution with competitive total pay,

•                   Retaining and potentially recruiting appropriate board members with competitive pay, and

•                   Meeting those reward and retention goals at a reasonable cost to the stockholders.

Overall, we find the proposed and awarded compensation reasonable, relative to total compensation offered by peer firms adjusted for size and performance, and given the value the Board has assigned to management’s respective efforts and the needs of L&L.

Company Background and Performance

L&L is a coal mining, washing, coking and wholesaling company with its primary operations in Yunnan and Guizhou provinces in the People’s Republic of China.  Its corporate executives are U.S.-trained and headquartered in Seattle, from which they monitor and control their operations.  The company’s fiscal year ends on April 30.

L&L grew from about $40 million in revenue in FY 2009 to over $100 million in FY 2010.  The company’s profits approximately doubled in this period, and its stock price more than quadrupled.  This breakout performance culminates many years of work by the firm’s founder and current CEO and Chairman, Dickson Lee.  In order to manage this growth and further capitalize on its opportunities, the company has sought and successfully recruited a management team that is familiar with the particular geographic, cultural, and legal environments in which the firm operates, as well as with the particular operating and capital demands of its rapid growth.

Opinion on Management Pay

In determining the reasonableness of management’s pay, we first evaluated the income that each manager could have obtained in employment outside of the firm—what is called their opportunity cost.  This opportunity cost cannot be precisely determined, but it can be estimated using various methods.  The method that we employed was a review of total compensation—including salaries, cash bonuses, and equity awards—actually earned by managers in similar positions at peer firms. The group of peers we selected was representative of firms with similar operating profiles, including size and geographic reach.  The peer group included:

Alexco Resource Corp

Allied Nevada Gold Corp

Almaden Minerals Ltd

Augusta Resource Corp

Brigus Gold Corp

Capital Gold Group

China Shen Zhou Mining & Resource

Cloud Peak Energy Inc

Evergreen Energy Inc

General Moly Inc

International Coal Group

Hallador Energy Company

Minefinders Corp Ltd

National Coal Corp

North American Palladium

Paramount Gold and Silver Co.

Puda Coal Inc

Songzai International Holding Group

U.S. Energy Corp

U.S. Lime & Minerals

Westmoreland Coal Company

This group of companies would presumably be the most likely source of new talent for the company, and would be the most likely source of competition for L&L’s incumbent talent.  Our analysis concluded with a range of figures for salary, total cash compensation, and total compensation including all cash and equity at the 25th, 50th, and 75th percentiles.  The figures at the 75th percentile are:

Table 1:  Peer benchmark compensation ($)

We considered the 75th percentile to be an appropriate total compensation benchmark for fiscal year 2010 given the strong performance of the company during that period.  For 2010, the board proposed bonuses which, combined with previously granted cash compensation, yielded total compensation as follows:

Table 2:  Management compensation for 2010 ($)

In comparing total compensation awarded, including cash bonuses and stock options, to total compensation of benchmark peers, we note the following:

•                     Total pay for CEO Dickson Lee is a little over 20 percent higher than that of his benchmark peers.  In our opinion, his total 2010 compensation is reasonable given the company’s excellent performance, the board’s assessment of his contribution to that overall performance, and the riskiness of Mr. Lee’s 2010 compensation mix.  The latter consideration arises from Mr. Lee’s below-market salary during 2010, lower than the 50th percentile salary of $320,000.  Any variable compensation above that salary level was at risk of not materializing, which made his total compensation mix much riskier than that of his peers.

•                     Total pay for EVP Clayton Fong appears to be lower than that of his benchmark peers.  However, we must make a couple of adjustments to get a true comparison.  On the one hand, Mr. Fong was employed by L&L for less than eight months, which makes his partial-year-adjusted benchmark total compensation about $550,000.  On the other hand, he worked for a below-market salary (even lower than the 50th percentile) during that period.  In our opinion, Mr. Fong’s total 2010 compensation is reasonable given the total, adjusted compensation of his benchmark peers, the board’s assessment of his contribution to the firm’s overall excellent performance, and the board’s interest in retaining Mr. Fong and aligning his interests with those of the shareholders by awarding him 95,000 options (with an estimated value of $592,800).  The latter award makes Mr. Fong’s total equity participation more consistent with equity held by other non-founding senior officers.

•                     Acting CFO Rosemary Wang and GM Paul Lee also have total proposed compensation that is nominally below that of their benchmark peers (even adjusting Ms. Wang’s peer compensation for the fact that she only worked for seven months).  In our opinion, their pay is reasonable given the peer benchmark compensation, the board’s assessment of each officer’s contribution to the firm’s overall performance, as well as their view of retention risks and the promise of future rewards arising prior, unvested equity awards.

Our opinion presumes that any options granted by the board are in accordance with an equity plan that has been approved by the shareholders.

For the purposes of this evaluation, salaries of the benchmark peer at the 75th percentile are a good estimate of the competitive salary level for L&L’s managers.  Normally, the salary and target variable compensation (cash and equity) would be targeted somewhere between the 25th and 75th percentile, with the 50th percentile being a presumptive target.  One of the main reasons for deviating from the 50th percentile is the size of the company relative to the average size of the peers selected for benchmarking.  In our examination, the lower to higher percentiles of pay are strongly related to the lower to higher percentiles of company revenues; the 25th percentile compensation for the peers were associated with peer companies averaging about $45 million in revenues, while the 75th percentile compensation for the peers were associated with companies averaging about $110 million in revenues.  That latter figure is the approximate level of annual revenue that L&L currently generates.  The board has proposed the following salaries for 2011 for its five top managers:

Table 3:  Salaries for 2011 ($):

In our opinion, these salaries are reasonable given the salaries of their benchmark peers, combined with the board’s individualized assessment of management skills relative to their corporate responsibilities.

We note that the board came to its conclusions regarding management compensation, including 2010 cash and equity bonuses, and 2011 salaries, via a consensus of the five independent directors, whose independence is determined according to NASDAQ corporate governance rules.  Thus, we conclude that those awards represent arms-length transactions with reasonably informed participants, reasonably free of conflicts of interest.

Recommendations for Board Pay

Finally, we also evaluated proposed pay for L&L directors.  Generally, director pay should reflect reasonable compensation for their efforts on the board, the need to retain or (potentially) recruit directors, alignment of the directors’ interests with those of the other shareholders, and achievement of reward, retention and alignment objectives at a reasonable cost to the firm.  A determination of the ability to retain and potentially recruit outside directors requires an estimate of the opportunity cost of serving on a board with similar responsibilities as those of L&L.  The method we used to make this determination was a survey of director pay for companies in sectors inhabited by L&L’s public company peers, including the industrial and energy sectors.  This analysis yielded an average total compensation for all directors, including Committee Chairs, of about $75,800, with a typical mix of 65 percent in cash and 35 percent in equity.  The typical premium for committee chairs was between $5,000 and $15,000.

Based on our analysis and recommendations, and the compensation committee’s assessment of L&L’s particular needs and requirements of various board positions, the board has adopted the following compensation for 2011:

Table 4:  Compensation of directors for 2011 ($):

We believe that this reflects an appropriate level and mix of compensation for L&L directors.

If you have any questions regarding this opinion, we remain at your disposal.

Sincerely,

Maureen McGurl                                                                 Marc Hodak

President                                                                                Managing Director

Important Notice Regarding the Availability of Proxy Material for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

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L & L ENERGY, INC.

ANNUAL MEETING OF STOCKHOLDERS
SEPTEMBER 9, 2010 2:30 PM
This proxy is solicited by the Board of Directors

The undersigned stockholder of L & L Energy, Inc. hereby appoints Dickson V. Lee, the proxy of the undersigned with full power of substitution and revocation, for and in the name of the undersigned to attend the annual meeting of stockholders of the Company to be held at 130 Andover Park East, Suite 200, Seattle, WA 98188, on Thursday, September 9, 2010 at 2:30 PM., Pacific Time, and any and all adjournments of said meeting, and to vote all shares of stock of L&L Energy Inc., registered in the name of the undersigned and entitled to vote at said meeting upon the matters set forth below.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS DIRECTED THEREIN.  IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 2 and 3.

Continued and to be signed on reverse side

[Reverse side of Proxy]

L&L Energy, Inc. 130 Andover Park E. SuitE 200 Seattle, WA 98188

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on September 8, 2010. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on September 8, 2010. Have your proxy card in hand when you call` and then follow the instructions. Please Note: When voting by phone on proposal 1, you must vote For Seven directors and Withhold at least one director for your vote to be valid.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

To vote, mark blocks below in blue or black ink as follows:

Keep this portion for your records

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Detach and return this portion only

This Proxy Card is valid only when signed and dated

The Board of Directors does not have a recommendation
 on the vote for directors.

1.       ELECTION OF SEVEN DIRECTORS

NOTE – Do not vote for more than seven Nominees.
If you do so or if you do not vote for a director, your
vote will be treated as an abstain.

	For (No more than Seven)	Abstain		For	Against	Abstain
1a. Mr. Dickson V. Lee	☐	☐	The Board of Directors recommends you vote FOR proposals 2 and 3.
1b. Mrs. Shirley Kiang	☐	☐	2. To approve the 2010 Stock Incentive Plan.	☐	☐	☐
1c. Mr. Norman Mineta	☐	☐	3. To ratify the company’s independent registered public accounting firm.	☐	☐	☐
1d. Mr. Ian Robinson	☐	☐
1e. Mr. Dennis Bracy	☐	☐
1f. Mr. Edward L. Dowd	☐	☐	NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.
1g. Mr. Robert W. Lee	☐	☐
1h. Mr. Joseph J. Borich	☐	☐

Please sign exactly as your names(s) appear(s) hereon.  When signing as attorney, executor administrator, or other fiduciary, please give full title as such.  Joint owners should each sign personally.  All holders must sign.  If  corporations or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [Please sign withIN BOX] Date				Signature (Joint Owner) Date